As filed with the Securities and Exchange Commission on April 9, 2021
1933 Act Registration No. 333-139960
1940 Act Registration No. 811-08557
CIK No. 0001048607

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 22
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 286
Lincoln Life Flexible Premium Variable Life Account M
(Exact Name of Registrant)
Lincoln VULone2007
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Exact Name of Depositor)
1300 South Clinton Street
Fort Wayne, Indiana 46802
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Craig Beazer, Esq.
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy To:
Jassmin McIver-Jones
The Lincoln National Life Insurance Company
100 N. Greene Street
Greensboro, North Carolina 27401
Approximate Date of Proposed Public Offering: Continuous
Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.
An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ended
December 31, 2020 was filed March 29, 2021.
It is proposed that this filing will become effective:
/ /	immediately upon filing pursuant to paragraph (b)
/X/	on May 1, 2021 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on _______, 2020 pursuant to paragraph (a)(1) of Rule 485.
/ /	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be ___________.

Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
(800) 487-1485

A Flexible Premium Variable Life Insurance Policy

This prospectus describes Lincoln VULONE2007, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will be allowed in your Policy. All material state variations are discussed in this prospectus. However, non-material variations may not be discussed. You should refer to your Policy for these state-specific features. Please contact the Administrative Office or your registered representative regarding availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M, established on December 2, 1997 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of certain funds. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which are available online at www.lfg.com/VULprospectus. More information about the funds can be found in Appendix A later in this prospectus.
The funds’ prospectuses and other shareholder reports will be made available on www.lfg.com/VULprospectus. If you wish to receive future reports in paper, free of charge, please call us at the number listed on the first page of the prospectus, send an email request to CustServSupportTeam@lfg.com, or contact your registered representative. Your election to receive reports in paper will apply to all funds available under your Policy.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the Policy, you may cancel your Policy within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total contract value. You should review this prospectus, or consult with your registered representative, for additional information about the specific cancellation terms that apply.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2021

SPECIAL TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accelerated Benefit—A portion of the death benefit paid when eligibility requirements are met and/or certified, or upon the occurrence of one or more qualifying events, as described in the Accelerated Benefits Rider.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Good Order—The actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.

Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Policy Date and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Policy Date, or the next
Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications—The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Policy Date and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.

Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.

Important Information You Should Consider About the Policy
An investment in the contract is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table. You should review the prospectus for additional information about these topics.
	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	For a Full Surrender or Partial Surrender, for up to 15 years from the date of the Policy and up to 15 years from each increase in Specified Amount, you could pay a Surrender Charge of up to $60.00 (6%) per $1,000 of the Specified Amount.
	For example, if your Policy has a face amount of $100,000 and you surrender your Policy or take an early withdrawal, you could be assessed a charge of up to $6,000.			• Policy Charges and Fees
Transaction Charges	In addition to Surrender Charges, you may also be charged for other transactions, such as when you make a Premium Payment, transfer Policy Value between Sub-Accounts or exercise certain benefits.			• Policy Charges and Fees
Ongoing Fees and Expenses (annual charges)	• In addition to Surrender Charges and transaction charges, there are certain ongoing fees and expenses that are charged annually, monthly or daily.
• These fees include the Cost of Insurance Charge under the Policy, optional benefit charges, mortality and expense risk charges and Policy Loan interest.
• Certain fees are set based on characteristics of the Insured (e.g., age, gender, and rating classification). You should review your Policy Specifications page for rates applicable to you.
	• Owners will also bear expenses associated with the Underlying Funds under the Policy, as shown in the following table:			• Policy Charges and Fees
	Annual Fee	Minimum	Maximum
	Underlying Fund Fees and Expenses*	0.23%	1.38%
*As a percentage of Underlying Fund assets.
	RISKS			Location in Prospectus
Risk of Loss	You can lose money by investing in the Policy, including loss of principal.			• Principal Risks of Investing in the Policy

RISKS	Location in Prospectus
Not a Short-Term Investment	• This Policy is not a short-term investment vehicle and is not appropriate for an investor who needs ready access to cash.
• Surrender charges apply for 15 years from the Policy Date and 15 years from the date of any increase in your Specified Amount.
• These charges may reduce the value of your Policy and death benefit.
• Tax deferral is more beneficial to investors with a long-time horizon.	• Principal Risks of Investing in the Policy • Policy Charges and Fees
Risks Associated with Investment Options	• An investment in the Policy is subject to the risk of poor investment performance of the Underlying Funds.
• Each Underlying Fund (including any fixed account investment option) has its own unique risks. You should review each Underlying Fund’s prospectus before making an investment decision.	• Principal Risks of Investing in the Policy
Insurance Company Risks	• Any obligations, guarantees, and benefits of the contract are subject to the claims-paying ability of Lincoln Life. If Lincoln Life experiences financial distress, it may not be able to meet its obligations to you. More information about Lincoln Life, including its financial strength ratings, is available upon request from Lincoln Life.
• You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.lfg.com/VULprospectus.	• Principal Risks of Investing in the Policy • Lincoln Life, the Separate Account and the General Account
Policy Lapse	• Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated.
• Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse. The death benefit will not be paid if the Policy Lapsed.	• Principal Risks of Investing in the Policy • Lapse and Reinstatement
RESTRICTIONS	Location in Prospectus
Investments	• We reserve the right to charge for each transfer between Sub-Accounts in excess of 24 transfers per year.
• We reserve the right to close, add, substitute or remove Sub-Accounts as investment options under the Policies. An Underlying Funds may also be merged into another Underlying Fund.
• When the No-Lapse Guarantee rider is in effect, we reserve the right to restrict certain Sub-Account allocations.	• Transfer Fee • Sub-Account Availability and Substitution of Funds • No-Lapse Enhancement Rider

	RESTRICTIONS	Location in Prospectus
Optional Benefits	• Riders may alter the benefits or charges in your Policy. Rider availability and benefits may vary by state of issue or selling broker-dealer and their election may have tax consequences. Riders may have restrictions or limitations, and we may modify or terminate a rider, as allowed. If you elect a particular rider, it may restrict or enhance the terms of your policy, or restrict the availability or terms of other riders or Policy features.	• Riders
	TAXES	Location in Prospectus
Tax Implications	• You should always consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
	• Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.	• Tax Issues
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation	• Investment professionals typically receive compensation for selling the Policy to investors.
• Registered representatives may have a financial incentive to offer or recommend the Policy over another investment for which the investment professional is not compensated (or compensated less).
	• Registered representatives may be eligible for certain cash and non-cash benefits. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans.	• Distribution of the Policies and Compensation
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.	Change of Plan (located in the SAI)

Overview of the Policy
What is the purpose of the Policy?
Lincoln VULONE2007 is a flexible premium variable life insurance policy. Its primary purpose is to provide Policy Owners with death benefit protection. In exchange for your Premium Payments, upon the death of the Insured, we will pay the Beneficiary a death benefit. For Policy Owners who need death protection, the Policy can also be a helpful financial tool for financial and investment planning.
The Policy may not be appropriate if you do not have a long term investment time horizon. Although Policy Owners have access to their money at any time, it is not intended for people who may need to make frequent withdrawals or access their money within a short time frame, as such withdrawals can reduce the level of death benefit protection.
When do I have to pay Premiums and how do they get invested?
After the initial minimum Premium Payment is made, there is no minimum Premium required except to keep the Policy in force. You may generally select and vary the frequency and the amount of any Premium Payments up to the Insured’s Attained Age of 121.
After we deduct the Premium Load from your Premium Payment, we allocate your Net Premium Payment at your direction among the Policy’s Sub-Accounts and/or Fixed Account. Please see Principal Risks of Investing in the Policy in the prospectus for more information. For monies allocated to the Sub-Account, we use your Premium Payments to purchase shares of funds that follow investment objectives similar to the investment objectives of the corresponding Sub-Account. We refer to these funds as “Underlying Funds,” and they are collectively known as the Elite Series. More information about the Underlying Funds is provided in an Appendix. Please see Appendix A: Funds Available Under the Policy. Comprehensive information on the funds may be found in the funds’ prospectuses which are available online at www.lfg.com/VULprospectus. You can also obtain this information at no cost by calling 1-800-487-1485 or by sending an email request to CustServSupportTeam@lfg.com.
Although Premium Payments are not required, from time to time, there may be insufficient value to cover the Policy’s Monthly Deductions. If this happens, a Premium Payment will be needed in order to ensure that Policy’s Surrender Value is sufficient to pay the Monthly Deductions. If a Premium Payment is not made, the Policy will lapse.
What are the primary features and options that the Policy Offers?
Death Benefit Protection. Upon the death of the Insured, we will pay your designated Beneficiary a death benefit. See the Death Benefit section of this prospectus for more information.
Access to Policy Values through Surrenders and Withdrawals. You may request a Full Surrender of your Policy, and we will pay you its Surrender Value. You may also withdraw a Partial Surrender, which is a portion of the Surrender Value. You may incur a Surrender Charge if you request a Full Surrender or withdraw a Partial Surrender.
Loans. You may take a loan on the Policy, which is subject to interest.
Transfers. Generally, you may transfer funds among the Sub-Accounts and the Fixed Account. We also offer two automated transfer programs: Dollar Cost Averaging and Automatic Rebalancing. You may incur an additional fee for transfers.
Tax Treatment. Variable life insurance policies have significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis until withdrawn, and transfers from one Sub-Account to another or to the Fixed Account generate no current taxable gain or loss. There may be adverse tax consequences (i.e. a 10% penalty) in the event of a Surrender or withdrawal if the Owner is under the age of 59½.

Additional Benefits. There are several additional benefits you may add to your Policy by way of riders, including benefits that accelerate the payment of your death benefit under certain circumstances or help manage the risk of Policy Lapse. For example, with respect to Policy Lapse, the Policy offers (a) the No-Lapse Enhancement Rider which is automatically issued with your Policy and may prevent a Policy from Lapsing where the Surrender Value under the Policy is insufficient to cover the Monthly Deductions if the requirements of the rider, including requirements as to timing and amount of Premium Payments, are met and (b) the Premium Reserve Rider which is automatically issued with your Policy (in an inactive status until Premium is allocated to it) and allows you to pay Premiums in addition to those you plan to pay for the base Policy, and to have such amounts accumulate in the same manner as if they had been allocated to your Policy but without being subject to all charges and expenses of your Policy. An additional charge may apply if you elect a rider. The riders available with this Policy are listed in Riders section of this prospectus.
Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
The fees shown in the tables below are the maximums we can charge.
Subject to state availability (consult your registered representative), the following Tables apply to Policies issued on or after February 15, 2010. For all other Policies, see tables in Appendix B.
Transaction Fees
The first table describes the fees and expenses that you will pay at the time that you buy your Policy, surrender or make withdrawals from your Policy, or transfer cash value between Sub-Accounts.
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	When you pay a Premium	As a percentage of the Premium Payment paid:
• 7% in Policy Years 1-20
• 4% in Policy Years 21 and beyond
Premium Tax	When you pay a Premium	Up to 3% charge included in the Sales Charges included in the Premium (Load)[1]
Maximum Deferred Sales Charge (Load)*	When you take a Full Surrender or reduce the Specified Amount[2,3]	• Maximum Charge: $60.00 (6%) per $1,000 of Specified Amount • Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco, in year one): $31.10 per $1,000 of Specified Amount
Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25 for each additional transfer

*	Charge varies based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	The Maximum Sales Charge Imposed on Premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0% to 5%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.
[2]	During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)
[3]	For up to 15 years from the Policy Date and up to 15 years from the effective date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Full Surrender of your Policy. For up to 10 years from the Policy Date or up to 10 years from the effective date of each increase in Specified Amount, a Surrender Charge may be deducted at the time you effect a Reduction in Specified Amount.
Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges
Cost of Insurance*	Monthly	As a dollar amount per $1,000 of Net Amount at Risk[1]:
• Maximum: $83.33 per $1,000
• Minimum: $0.00 per $1,000
• Charge for a Representative Insured (male, age 45, standard non-tobacco, in year one): $0.20 per $1,000
Mortality and Expense Risk Charge (“M&E”)	At end of each Valuation Period	Maximum of 0.60%, effective annual rate, as a percentage of Separate Account value, calculated daily[2]
Administrative Fee*	Monthly	$10, plus an additional amount up to a maximum of $2.56 per $1,000 of Initial Specified Amount or increase in Specified Amount
Policy Loan Interest	Annually	4%, as an annualized percentage of amount held in the Loan Account[3]

Charge	When Charge is Deducted	Amount Deducted
Interest on Accelerated Benefit Lien	Annually	4%, as an annualized percentage of Accelerated Benefit up to Surrender Value, plus additional amount of variable interest as a percentage of Accelerated Benefit exceeding Surrender Value[4]
Overloan Protection Rider	Upon use of the benefit	One-time charge of up to a maximum of 5%, as a percentage of current Accumulation Value
Optional Benefit Charges
Basic Accelerated Benefits Riders[5]	Upon any payment of the rider’s benefit	$250, deducted from the benefit payment
Enhanced Surrender Value Rider	Monthly (in Policy Years 2-5 only)	$0.05 per $1,000 of Initial Specified Amount
Premium Reserve Rider		As a percentage of the Premium Payment allocated to this rider:
	When you allocate a Premium Payment to this rider	• 4%[6]
	When Rider Accumulation Value is transferred to the Policy during Policy Years 1 – 10[6]	• 3%
Waiver of Monthly Deduction Rider[7]	Monthly	Rate factor as a percentage of all other covered monthly charges:
• Maximum: 12%
• Minimum: 2%
• Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco): 3.5%
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[2]	Guaranteed at an effective annual rate of 0.60% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond.
[3]	Effective annual interest rate of 4% in years 1-10 and 3% in years 11 and beyond. Although deducted annually, interest accrues daily. As described in the section headed “Policy Loans”, when you request a Policy Loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company’s General Account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 3%.
[4]	Under the Accelerated Benefits Riders, payments of benefits are considered as liens, which as described more fully in the section headed “Policy Loans”, are charged interest as shown in the table above. Variable interest shall be at a rate not to exceed higher of (i) published monthly average of Moody's Corporate Bond Yield Average - Monthly Average Corporates (determined 30 days in advance of beginning of Policy Year) and (ii) the rate used to compute the Accumulation Value of the Fixed Account plus 1%. Although deducted annually, interest accrues daily. As described in the section headed

“Policy Loans”, when you request an Accelerated Benefit, amounts equal to the amount of the Accelerated Benefit you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company’s General Account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 3%.
[5]	There are two versions of this rider; see Riders section for detailed discussion of the terms of each rider, and note that the payment of a benefit under either version of the rider is considered a loan against the Policy.
[6]	Allocations of Premium Payments to the rider are at your discretion. Allocations of Premium Payments to the rider are subject to the charge shown in Table II and are not subject to the “Maximum Sales Charge Imposed on Premiums” shown in Table I. This charge is called the Premium Reserve Rider Premium Load. Rider Accumulation Value allocated to the Separate Account is subject to the Mortality and Expense Risk Charge (which does not exceed 0.60% for Policy Years 1-10 and 0.20% for Policy Years 11 and beyond) and rider Accumulation Value allocated to the Fixed Account is subject to the Fixed Account Asset Charge which does not exceed 0.50% for all Policy Years).
Transfers of Accumulation Value from the rider to the Policy are not subject to the “Maximum Sales Charge Imposed on Premiums” shown in Table I, but are subject to a charge of 3% of the Accumulation Value transferred if such transfers are made during the first 10 Policy Years. In addition, if you request a loan from the Accumulation Value of this rider, interest is charged at the same rate as for Policy Loans. See Premium Reserve Rider section for further discussion.
[7]	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay periodically during the time that you own the Policy. A complete list of Underlying Funds available under the Policy, including their annual expenses, may be found in Appendix A: Funds Available Under the Policy.
Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses)	0.23%	1.38%*
*	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0% to 0.30%. These waivers and reductions generally extend through April 30, 2022 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.
Principal Risks of Investing in the Policy
Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s and Underlying Fund’s objective and risk is found in this prospectus and in each Underlying Fund’s prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy’s Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and policy values allocated to the Fixed Account are held in the Company’s General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of policy value under the Policy, we also pay our obligations under these products from our assets in the General Account. Obligations under the policies that are funded by our General Account include (1) the obligation to keep the policy and any riders in force when the policy value is below zero and a no-lapse guarantee is in effect; (2) the obligation to pay or accelerate Death Benefits that exceed the Separate Account Value; Payment of these benefits and obligations is subject to our claims-paying ability and financial strength. We are also responsible for providing for all of the administrative services necessary in connection with the contracts (and bearing all of the associated expenses). Moreover, unlike assets held in the Separate Account, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company’s General Account creditors. In the event of an insolvency of receivership, payments we make from our General Account to satisfy claims under the Policy would generally receive the same priority as our other Owners’ obligations.
The General Account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance company’s fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
For more information, please see the “Lincoln Life, The Separate Account and The General Account” sections of the Statement of Additional Information (SAI) or the “Transfers” section of this prospectus.
Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.
Policy Lapse. Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
In addition to paying sufficient Premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on policy values, you also have the No-Lapse Enhancement Rider and the Premium Reserve Rider, briefly noted above and discussed in more detail in the Riders section of the prospectus, to help you manage some of the risk of Policy Lapse.
Decreasing Death Benefit. Any outstanding Policy Loans and any amount that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender. Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences. As noted in greater detail in the section headed “Tax Issues”, the federal income tax treatment of life insurance is complex and the current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax advisor about the application of federal, state and local tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms. There may be adverse tax consequences (i.e. a 10% penalty) in the event of a Surrender or withdrawal if the Owner is under the age of 59½.
Tax Treatment of Life Insurance Contracts. Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify as life insurance, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy’s qualification as life insurance or may have other tax consequences.
Cyber-Security and Business Interruption Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
In addition to cyber security risks, we are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from contract owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
COVID-19. The health, economic and business conditions precipitated by the worldwide COVID-19 pandemic during 2020 adversely affected, and during 2021 are expected to continue to adversely affect, our earnings as well as our business, results of operations and financial condition. As a result of the pandemic and ensuing conditions, we have experienced and expect to continue to experience higher level of claims, which adversely affect our earnings. We may also experience an increase in activity such as surrenders of policies, missed premium payments or 401(k) hardship withdrawals due to changes in consumer behavior as a result of financial stress. Because the vast majority of our employees continue to work from home, along with many of our vendors and customers, and such conditions may continue well into 2021, our business operations may be adversely impacted, among other things, due to privacy incidents, cybersecurity incidents, technological issues or operational disruptions on the part of our vendors, and we may experience distribution disruptions as we continue to sell our products virtually.
Lincoln Life, The Separate Account and The General Account
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation and for Policies issued on or after February 15, 2010, interest is credited daily at the greater of a rate of 0.00809863% (equivalent to a compounded annual rate of 3%) and for all other Policies at the greater of a rate of 0.01074598% (equivalent to a compounded annual rate of 4%) or a higher rate determined by the Company. The current interest rate is shown on the Annual Statement.
Interest in the Fixed Account is not registered under the 1933 Act. The Fixed Account is not registered as an investment company under the 1940 Act. Disclosures in the prospectus regarding the Fixed Account are subject to certain generally applicable provisions of the Federal Securities Laws regarding the accuracy and completeness of disclosures.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the Underlying Fund company and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.30% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, Northern Lights Variable Trust, and PIMCO Variable Insurance Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Securities Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and generally 5% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders, and the Premium amounts and timing; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales incentives relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company’s General Account, which supports insurance and annuity obligations.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund (or an affiliate, investment advisor or distributor of the fund) being evaluated is an affiliate of ours and whether we are compensated for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, its investment advisor or its distributor. Some funds pay us significantly more than others and the amount we receive may be substantial. We often receive more revenue from an affiliated fund than one that is not affiliated with us. These factors give us an incentive to select a fund that yields more revenue, and this is often an affiliated fund.
We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional Premium Payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the selection factors discussed above and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain Underlying Funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as “funds of funds”, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us may manage some of the available funds of funds. Our affiliates may promote the benefits of such funds to Owners and/or suggest that Owners consider whether allocating some or all of their policy value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your Policy.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.

Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contract holders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
If an Underlying Fund imposes restrictions with respect to the acceptance of Premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
Information regarding each Underlying Fund, including (i) its name; (ii) its objective; (iii) its investment advisor and any sub-investment advisers; (iv) its current expenses; and (v) and certain performance is available in Appendix A: Funds Available Under the Policy at the back of this prospectus. Comprehensive information on each Underlying Fund may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds are available by calling 1-800-487-1485, by emailing a request to CustServSupportTeam@lfg.com, or on-line at www.lfg.com/VULprospectus.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state or federal laws and regulations. An Underlying Fund may also discontinue offering their shares to the Sub-Accounts.
We may choose to add or remove Sub-Accounts as investment options under the Policies. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
Placing or transferring money into the money market Sub-Account may have impacts on other features of your Policy. Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any. We will notify you of any change that is made.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	Change the investment objective of the Separate Account;
•	Operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	Deregister the Separate Account; or

•	Combine the Separate Account with another Separate Account.
If required by law, we will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced.
We may close Sub-Accounts to Owners that purchase a new Policy after a specified date, and these Owners may not allocate Net Premium Payments or policy value to the closed Sub-Account. Owners that purchased a Policy prior to the specified date may continue to allocate Net Premium Payments and policy value to the Sub-Account.
From time to time, certain of the Underlying Funds may merge with other funds. If a merger of an Underlying Fund occurs, the policy value allocated to the existing fund will be transferred into the surviving fund. Any future Net Premium Payments allocated to the existing fund will automatically be allocated to the surviving fund unless otherwise instructed by you.
In addition, a Sub-Account may become unavailable due to the liquidation of its Underlying Fund portfolio. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will transfer any policy value in the liquidated Underlying Fund to the money market Sub-Account or a Sub-Account investing in another Underlying Fund designated by us. Any future Net Premium Payments allocated to the liquidated fund will automatically be allocated to the money market Sub-Account or a Sub-Account investing in another Underlying Fund designated by us unless otherwise instructed by you.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares. If the 1940 Act or any other regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from Underlying Fund assets as described in the fund prospectus. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by an Underlying Fund is contained in each Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge.
The Monthly Deductions are made on the “Monthly Anniversary Day” (the Policy Date and the same day of each month thereafter). If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.
If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the “Lapse and Reinstatement” section of this prospectus.)
Premium Load; Net Premium Payment
We make a deduction from each Premium Payment. This amount, referred to as “Premium Load,” covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. The Premium Payment, net of the Premium Load, is called the “Net Premium Payment.”
The amount of the Premium Load depends on the Policy Year in which the Premium Payment is made, as follows:
Policy Years 1 - 20	7%
Policy Years 21 and beyond	4%
Surrender Charges
A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
The Surrender Charge varies by age of the Insured, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $60.00 (6%) per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.
The duration of the Surrender Charge is 15 years for Full Surrenders and 10 years for decreases in Specified Amount. A new schedule of Surrender Charges will apply with respect to any increase in Specified Amount.

Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 15 years following policy issue, or within 15 years following any increase in Specified Amount.
Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:
A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:
1)	occurs after the tenth Policy Anniversary following Policy issue or increase in Specified Amount; or
2)	is caused by a Partial Surrender; or
3)	when added to the sum of all prior decreases, does not exceed 25% of the Initial Specified Amount.
B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:
1)	is the amount of this decrease plus any prior decreases;
2)	is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;
3)	is the Initial Specified Amount; and
4)	is the then applicable Surrender Charge from the schedule in the Policy.
We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.
If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.
Upon Full Surrender of your Policy following a decrease in Specified Amount, the Surrender Charge will be calculated as the entire amount shown in the Policy Specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the Policy's value.
In addition, if your Policy includes the Enhanced Surrender Value Rider, you may surrender your Policy for an enhanced Surrender Value provided under the rider, without being subject to the Policy Surrender Charges.
Any surrender may have tax implications. Consult your tax or other registered representative before initiating a surrender.
Partial Surrender Fee
No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.
Transfer Fee
For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided with a supplement to your prospectus in the event that such a change is made.

Mortality and Expense Risk Charge
We assess a daily Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy’s Separate Account Value. The mortality risk assumed is that the Insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated.
The M&E charges are as follows:
Policy Years 1 - 10	Guaranteed Maximum: 0.60%
Policy Years 11 - 20	Guaranteed Maximum: 0.20%
Policy Years 21 and beyond	Guaranteed Maximum: 0.20%
Fixed Account Asset Charge
Subject to state availability (consult your registered representative), there is no Fixed Account Asset Charge for Policies issued on or after February 15, 2010.  For all other Policies, we assess a daily Fixed Account Asset Charge, which is calculated as a percentage of the value of the Fixed Account. The charge is guaranteed not to exceed an effective annual rate of 0.50% of the Fixed Account’s value in all Policy Years. The current charge is 0.50% in Policy Years 1-10, 0.20% in Policy Years 11-20 and 0% in Policy Years 21 and beyond.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the Insured’s death under any riders, minus the greater of zero or the Policy’s Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
Subject to state availability (consult your registered representative), the Cost of Insurance Charge for Policies issued on or after February 15, 2010 is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .00246627 (the monthly equivalent of an effective annual rate of 3%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company.
For all other Policies, the Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company. The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of the Insured. Please note that they will generally increase each Policy Year as the Insured ages. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including, but not limited to, taxes and reinsurance). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.

Administrative Fee
There is a flat Monthly Deduction of $10 in all years.
For the first 10 Policy Years from Policy Date or increase in Specified Amount, there is an additional charge that varies with the Insured's age, gender, premium class, and Benefit Selection Option percentage, if any. This charge will never exceed $2.56 per $1,000 of Initial Specified Amount or increase in Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Policy Loan Interest
If you borrow against your Policy, interest will be charged to the Loan Account Value. Subject to state availability (consult your registered representative), the annual effective interest rate for Policies issued on or after February 15, 2010 is 4% in years 1-10, 3% in years 11 and beyond. We will credit 3% interest on the Loan Account Value in all years.

For all other Policies, the annual effective interest rate is 5% in years 1-10, 4% in years 11 and beyond.  We will credit 4% interest on the Loan Account Value in all years.
Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Accelerated Benefits Riders.  There is a flat charge of $250 (limited in certain states), which will be deducted from any benefit when paid.
Enhanced Surrender Value Rider.  There is a monthly charge during Policy Years 2 - 5 of $0.05 per $1,000 of Initial Specified Amount.
Overloan Protection Rider.  There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5% of the then current Accumulation Value.
Premium Reserve Rider.  We deduct 4% from each Premium Payment you direct to this rider. Transfers of Premium Reserve Rider Accumulation Value from this rider to the Policy may be subject to a charge of 3% of amount transferred during Policy Years 1 – 10. Premium Reserve Rider Accumulation Value allocated to the Premium Reserve Separate Account is subject to the Mortality and Expense Risk Charge not to exceed 0.60% for Policy Years 1-10 and 0.20% for Policy Years 11 and beyond. Subject to state availability (consult your registered representative), for Policies issued on or after February 15, 2010, the rider Accumulation Value allocated to the Premium reserve rider Fixed Account is not subject to a Fixed Account Asset Charge.  For all other Policies, the rider Accumulation Value allocated to the Premium reserve rider Fixed Account is subject to the Fixed Account Asset Charge not to exceed 0.50% for all Policy Years.
In addition, if you request a loan from the Premium Reserve Rider Accumulation Value, interest is charged at the same rate as for Policy Loans.
Waiver of Monthly Deduction Rider.  The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the Policy and all riders, multiplied by a rate factor. The rate factor depends on the age, underwriting category and gender of the Insured. The maximum rate factor is 12%. If you have elected this rider, a table of rate factors appears on the rider pages in your Policy.

YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages. These pages provide important information about your Policy such as: the identity of the Insured and Owner; Policy Date; the Initial Specified Amount; the death benefit option selected; issue age; Planned Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insured will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Administrative Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insured and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and may require an examination of the proposed Insured. Based on our review of medical information about the proposed Insured, we may decline to provide insurance, or we may place the proposed

Insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, gender and underwriting category of the Insured.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the Insured is at least age 15 and at most age 85. Age will be determined by the nearest birthday of the Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.
Owner
The Owner on the Date of Issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	optional riders;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as the Insured is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, Surrender the Policy entirely,  request a Reduction in Specified Amount, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the “Right to Examine Period”. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments, or you are 60 years old or over and your Policy is issued in California, any Net Premium Payments received by us within 10 days (or a greater number of days if required by your state; 30 days in California) of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned

Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. (Note: For California policies, you may direct us, in writing, to proceed to allocate your Net Premiums before the end of the 30 days.)
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts. (Note: Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any.)
During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging or Automatic Rebalancing program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:
1)	25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or
2)	the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.
We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the New York Stock Exchange (generally 4:00 pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the New York Stock Exchange may close before 4:00 pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the Underlying Fund at any time. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
We reserve the right to change the terms and conditions of the “Transfers” section in response to changes in legal or regulatory requirements. Further, we reserve, at our sole discretion, the right to limit or modify transfers that may have an adverse effect on other Policy Owners. Transfer rights may be restricted in any manner or terminated until the beginning of the next Policy Year if we determine that your use of the transfer right may disadvantage other Policy Owners.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Optional Sub-Account Allocation Programs
You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.
Dollar Cost Averaging systematically transfers amounts during the first Policy Year from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.
If Dollar Cost Averaging is desired, it must be elected at issue.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;
2)	7 calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;
3)	on the first Policy Anniversary; or
4)	if your Policy is surrendered or otherwise terminates.
From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your registered representative to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect Owners currently participating in the Dollar Cost Averaging program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your Policy will be issued with Automatic Rebalancing. When Automatic Rebalancing is in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.
Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts and Fixed Account on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund at the time you make your Premium Payment allocations which will also be used for Automatic Rebalancing.
Automatic Rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating Automatic Rebalancing will terminate the No-Lapse Enhancement Rider attached to your Policy. Refer to the “Riders” section of this prospectus for more information.
Other Benefits Available Under the Policy
In addition to the Death Benefit under the Policy, other standard and optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table. More information about each rider follows the table.

Name of Rider	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Accelerated Benefits Riders	Advances a portion of the death benefit upon Insured being Terminally Ill, critically ill or confined to a nursing home.	Optional	• Version 1: available at Policy purchase or anytime thereafter; Version 2: available at Policy purchase only.
• Availability is subject to underwriting criteria (including age and state of health).
• Terminal illness coverage is up to 50% of the death benefit.
• Nursing Home Confinement coverage is up to 40% of the death benefit.
• Terminal Illness coverage and Nursing Home Confinement coverage is subject to an overall maximum of $250,000.
• Critical illness coverage is 5% of the death benefit not to exceed $25,000 upon the occurrence of the first critical illness.
• The illness or confinement must meet conditions of the Rider to qualify for payments.
Change of Insured Rider	Permits a change in the person who is Insured under the Policy.	Optional	• Available at Policy purchase or until the attained age of 65.
• Benefit ceases to be available on the contract anniversary closet to the current Insured’s 65th birthday.
• The new Insured is subject to underwriting requirements.
• Policy value requirements apply.
• Policy charges applicable to the new Insured may differ from charges applicable to the current Insured.
• Any change in Insured is a taxable event.
Enhanced Surrender Value Rider	Provides an enhanced Surrender Value free of a Surrender Charge if you fully surrender your Policy during the first five Policy Years.	Optional	• Available at Policy purchase only.
No-Lapse Enhancement Rider	Prevents lapse if the Policy’s Surrender Value is insufficient to cover the Monthly Deductions.	Standard	• Automatically issued at Policy purchase. • Terminating Automatic Rebalancing will terminate the No-Lapse Enhancement Rider attached to your Policy.

Name of Rider	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Overloan Protection Rider	Provides that your Policy will not lapse solely based on Debt exceeding the Surrender Value.	Standard	• Automatically issued at Policy purchase if Guideline Premium Test is chosen. Once you exercise the benefit, the following changes will be made to your Policy:
• We will no longer allow Premium Payments, Partial Surrenders, or changes to the Specified Amount
• All other riders will be terminated
• No additional Monthly Deductions will be taken
• The Separate Account Value will be transferred to the Fixed Account
• The Policy will become paid-up insurance (i.e. no further payment will be required)
Premium Reserve Rider	Allows you to pay some Premiums that accumulate in the same manner as if they had been allocated to your Policy without being subject to all Policy charges and expenses. The Premium Reserves, in turn, can be used to prevent the Policy from lapsing.	Optional	• Automatically issued at Policy purchase in states where it is available.
• Premiums allocated to the Premium Reserve Rider do not increase the Policy’s Accumulation Value and, therefore, will not decrease the Net Amount at Risk. This means your cost of insurance charges will not decrease.
• If the entire Premium Reserve is transferred to prevent a lapse, the rider will terminate, and no future Premium Payments to the rider are permitted.
Waiver of Monthly Deduction Rider	Waives monthly deductions during periods of total disability.	Optional	• Available at Policy purchase only. • The disability must meet conditions and commence prior to the Policy Anniversary nearest the Insured’s 65th birthday to qualify for payments.
Accelerated Benefits Riders.  There are two Accelerated Benefits Riders. The availability of the riders is based upon the Insured meeting our underwriting criteria (including the Insured's age and the state of the Insured's health at the time of your application), which will determine which, if any, form of rider will be issued to you. If the Insured meets our underwriting requirements and if you apply for the riders at the same time as you apply for your Policy, you will be issued the second version of the rider (as described below). If the Insured does not meet our underwriting requirements (or you do not apply for the riders when you apply for your Policy), you will be issued the first version of the rider that is described below. There is a charge for these riders of $250 (limited in certain states), which will be deducted from any benefit when paid. A benefit payable under either form of rider (the “Accelerated Benefits”) will be considered as a lien against your Policy for the amount of the Accelerated Benefit paid, and the lien will be considered as a Policy Loan and will be charged interest. (See section headed “Policy Loans”.) As the benefit paid is a lien, you may, if you wish, repay any part (but not less than $25) or all of the amount paid. The amount of any lien outstanding at the time of the death of the Insured will be deducted from the death benefit otherwise payable. In certain states, the availability of the riders, and the benefits available thereunder, are limited; please consult with your registered representative as to availability and benefits.

One version of this rider pays a portion of the Death Benefit upon occurrence of Terminal Illness (defined by the rider as when the Insured's life expectancy is reduced to less than 12 months) or Nursing Home Confinement (defined by the rider as the Insured being confined to a qualifying nursing home for the balance of life), subject to the terms of the rider. This version of the rider will pay 50% of the Death Benefit for Terminal Illness and 40% of the death benefit for Nursing Home Confinement, subject to an overall maximum of $250,000 on all policies in force with us, in accordance with the terms of the rider. You may apply for this rider either at the time your application for the Policy is made or at any time thereafter. Our underwriting rules in effect at the time you apply will determine whether the rider will be issued.
The second version of this rider, which must be applied for at the time you apply for your Policy, in addition to paying the same portion of the death benefit upon the occurrence of Terminal Illness or Nursing Home Confinement (as discussed above), also may pay a portion of the death benefit upon critical illness or a condition specified in the rider. The illnesses which qualify are detailed in the rider and generally include, but are not limited to, heart attack (myocardial infarction) and life threatening cancer. In the instance of critical illness, the portion of the death benefit payable is 5% (not to exceed a total of $25,000) upon the occurrence of the first critical illness covered by the rider.
Under either version of this rider, the death benefit used to calculate the benefit under the rider will include any Premium Reserve Rider Accumulation Value less Indebtedness.
To receive a benefit, you must contact us and let us know which benefit you are requesting and the benefit amount (subject to maximum limits) you would like. We will let you know what physician’s certification or other requirements you must submit. If you request less than the maximum benefit, you may later apply for the balance of the benefit. For example, if the Insured is confined to a qualifying nursing home for the balance of life, and your only policy with us covering that Insured has a $100,000 death benefit, you could request up to 40% or $40,000, and if the Insured is later diagnosed with a medical condition resulting in a less than 12 month life expectancy, you may request an additional 10% (for a total benefit of 50%) or $10,000 (for a total benefit of $50,000). Because the benefit payable creates a lien on the Policy, the maximum amount of your benefit may also be restricted (or no benefit may be payable) if you have an outstanding Policy Loan or if the Policy has been assigned to a third party. Benefits paid under the rider may restrict your ability to request future Policy Loans.
Change of Insured Rider.   With this rider, you may name a new Insured in place of the current Insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current Insured’s 65th birthday. There is no separate charge for this rider; however, policy charges applicable to the new Insured may differ from charges applicable to the current Insured. Exercising the Change of Insured Rider is a fully taxable event.
Enhanced Surrender Value Rider.  If desired, you must select this rider when you initially apply for insurance. The rider provides an enhanced Surrender Value without imposition of a Surrender Charge if you fully surrender your Policy during the first five Policy Years (the “Enhanced Surrender Value Period”). This rider does not provide for enhanced Surrender Value for Partial Surrenders, loans, or in connection with the exchange of this Policy for any other policy. This rider will terminate at the earliest of the Full Surrender of the Policy for the benefit provided by this rider; the end of the fifth Policy Year; lapse of the Policy; or exchange, replacement, or any termination of the Policy except for the benefits provided by the Change of Insured Rider. In Policy Years 2-5, there will be a monthly charge per $1,000 of Initial Specified Amount for this rider.
If the Policy is fully surrendered at any time during the Enhanced Surrender Value Period, the Surrender Value payable on the date your Policy is surrendered will equal:
1)	the Policy's Accumulation Value; minus
2)	Indebtedness.
The following example demonstrates hypothetical Accumulation Values and Surrender Values with and without the Enhanced Surrender Value Rider during the first five Policy Years of the Policy described below:
Subject to state availability (consult your registered representative), the following example applies to Policies issued on or after February 15, 2010. For all other Policies, see example in Appendix A.

Sample Policy
•	Insured: Male Standard Non-tobacco, age 45
•	Specified Amount: $1,000,000
•	Benefit Selection Option: Not Elected
•	Planned annual Premium Payment: $35,000
•	No Indebtedness

End of Year	Accumulation Value Without ESV Rider	Surrender Value Without ESV Rider	Accumulation Value With ESV Rider	Surrender Value With ESV Rider
1	$31,630	$1,690	$31,630	$31,630
2	$65,182	$36,432	$64,560	$34,560
3	$100,793	$73,273	$99,507	$99,507
4	$138,675	$112,415	$136,679	$136,679
5	$179,023	$154,053	$176,268	$176,268
No-Lapse Enhancement Rider:   This rider, which is automatically issued with your Policy, provides you with a limited benefit in the event that your Policy would otherwise lapse. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee. The duration of lapse protection provided by this rider will be determined monthly, and will vary based on Net Premium Payments made, interest credited, the amount of any Partial Surrenders, and rates and fees for the rider. Payment of Premiums higher than the Planned Premium and interest credited on Net Premiums will increase the duration of lapse protection. Partial Surrenders and the costs of other riders which have their own charges will reduce the duration of lapse protection.
No-Lapse Protection. If the Net Accumulation Value under the Policy is insufficient to cover the Monthly Deductions, the Policy will not lapse as long as three conditions are met:
1)	the rider has not terminated (see subsection headed “Rider Termination” for more information about when the rider terminates);
2)	the duration of the rider's lapse protection has not ended (that is, the period during which lapse protection is provided by the rider – also known as the “duration of lapse protection” - has not ended); see sub-section headed “Duration of No-Lapse Protection”); and
3)	either the “No-Lapse Value” or the “Reset Account Value”, less any Indebtedness, is greater than zero.
We will automatically issue this rider with your Policy. There is no charge for this rider.
The rider consists of the no-lapse value provision (the “No-Lapse Value Provision”) and the reset account value provision (the “Reset Account Value Provision”). Under this rider, your Policy will not lapse as long as either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. The “No-Lapse Value” and “Reset Account Value” are reference values only and are determined as described below. If the Net Accumulation Value is insufficient to cover the Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing.
If either the No-Lapse Value Provision or the Reset Account Value Provision of this rider is actively preventing the Policy from lapsing, that provision will trigger a death benefit which is different from the death benefit otherwise in effect under the Policy. Each provision triggers a different death benefit, as described in more detail below. The change to a death benefit triggered by either provision under this rider is not permanent. If subsequent Premium Payments create Accumulation Value sufficient to cover the accumulated, if any, as well as current Monthly

Deductions, the death benefit triggered by either rider provision will no longer apply, and the death benefit will be restored to the death benefit option in effect under the Policy. There is no limit on the number of times we allow death benefits to be restored in this manner. Refer to the section headed “Death Benefits” for more information.
We calculate the No-Lapse Value and Reset Account Value based on a set of rates and fees which are reference rates and reference fees only and are used solely for the purpose of calculating benefits provided by the rider. They will be referred to as the “Reference Rates and Fees”. The Reference Rates and Fees used for this rider are not charges and fees imposed on your Policy and differ from the rates and fees we use to calculate the Accumulation Value of the Policy.
Each provision's value is based on a set of Reference Rates and Fees unique to that provision. The No-Lapse Value Reference Rates and Fees are the No-Lapse Premium Load and No-Lapse Monthly Deduction for a Policy Month (which includes the No-Lapse Monthly Cost of Insurance, the cost of any additional benefits provided by other riders that have their own charges, and the No-Lapse Monthly Administrative Fee). The Reset Account Value Reference Rates and Fees are the Reset Account Premium Load and the Reset Account Monthly Deduction for a Policy Month (which includes the Reset Account Monthly Cost of Insurance, the cost of any additional benefits provided by other riders that have their own charges, and the Reset Account Monthly Administrative Fee).
At the time we issue the Policy, we fix the schedules of Reference Rates and Fees for the life of the Policy. Refer to the No-Lapse Enhancement Rider form issued with your Policy for more information about the actual schedules of Reference Rates and Fees applicable to your Policy.
The No-Lapse Value. On each Monthly Anniversary Day (see section headed “Policy Charges and Fees” for a discussion of “Monthly Anniversary Day”), the No-Lapse Value will be calculated as 1), plus 2), plus 3), minus 4), minus 5), minus 6) where:
1)	is the No-Lapse Value on the preceding Monthly Anniversary Day;
2)	is all Net Premium Payments received since the preceding Monthly Anniversary Day;
3)	is accumulated interest credited to the No-Lapse Value since the preceding Monthly Anniversary Day;
4)	is the amount of any Partial Surrenders (i.e., withdrawals) under the Policy since the preceding Monthly Anniversary Day;
5)	is the No-Lapse Monthly Deduction for the month following the Monthly Anniversary Day; and
6)	is the Surrender Charge for any Reduction in Specified Amount on the Monthly Anniversary Day.
Reductions in Specified Amounts only become effective on the Monthly Anniversary Day on or next following the day on which the reduction is approved (see section headed “Surrender Charges – Reduction in Specified Amount” for further information).
On any day other than a Monthly Anniversary Day, the No-Lapse Value will be the No-Lapse Value as of the preceding Monthly Anniversary Day, plus all Net Premium Payments received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest credited to the No-Lapse Value.
The No-Lapse Value on the Policy Date will be the initial Net Premium Payment received less the No-Lapse Monthly Deduction for the first Policy Month.
The No-Lapse Monthly Deduction is the No-Lapse Monthly Cost of Insurance, plus the monthly charge, if any, for other riders, and plus the No-Lapse Monthly Administrative Fee. The No-Lapse Monthly Cost of Insurance and the No-Lapse Monthly Administrative Fee are Reference Rates and Fees only, are not charges and fees imposed on your Policy, and are used solely for the purpose of calculating benefits provided by the rider. These Reference Rates and Fees differ in amount from the Policy Cost of Insurance Charge and Policy Monthly Administrative Fee used to calculate Accumulation Value under your Policy.

The Reset Account Value. On each Monthly Anniversary Day (see section headed “Policy Charges and Fees” for a discussion of “Monthly Anniversary Day”), the Reset Account Value will be calculated as 1), plus 2), plus 3), minus 4), minus 5), minus 6) where:
1)	is the Reset Account Value on the preceding Monthly Anniversary Day;
2)	is all Net Premium Payments received since the preceding Monthly Anniversary Day;
3)	is accumulated interest credited to the Reset Account Value;
4)	is the amount of any Partial Surrenders (i.e. withdrawals) under the Policy since the preceding Monthly Anniversary Day;
5)	is the Reset Account Monthly Deduction for the month following the Monthly Anniversary Day; and
6)	is the Surrender Charge for any Reduction in Specified Amount on the Monthly Anniversary Day.
Reductions in Specified Amounts only become effective on the Monthly Anniversary Day on or next following the day on which the reduction is approved (see section headed “Surrender Charges – Reduction in Specified Amount” for further information).
On any day other than a Monthly Anniversary Day, the Reset Account Value will be the Reset Account Value as of the preceding Monthly Anniversary Day, plus all Net Premium Payments received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest credited to the Reset Account Value.
The Reset Account Value on the Policy Date will be the initial Net Premium Payment received less the Reset Account Monthly Deduction for the first Policy Month.
The Reset Account Monthly Deduction is the Reset Account Monthly Cost of Insurance, plus the monthly charge, if any, for other riders, and plus the Reset Account Monthly Administrative Fee. The Reset Account Monthly Cost of Insurance and the Reset Account Monthly Administrative Fee are Reference Rates and Fees only, are not charges and fees imposed on your Policy, and are used solely for the purpose of calculating benefits provided by the rider. These Reference Rates and Fees differ in amount from the Policy Cost of Insurance Charge and Policy Monthly Administrative Fee used to calculate Accumulation Value under your Policy.
On each Policy Anniversary, the Reset Account Value may increase to reflect positive investment performance. If the Reset Account Value on any Policy Anniversary is less than the Accumulation Value on that same Policy Anniversary, the Reset Account Value will be increased to equal the Accumulation Value. Refer to the No-Lapse Reset Account Provision of the No-Lapse Enhancement Rider attached to your Policy.
Death Benefits Under the Policy and the Rider. You will select a guaranteed minimum death benefit (the “Guaranteed Minimum Death Benefit”) on the application for your Policy. This Guaranteed Minimum Death Benefit will be used in determining the actual Death Benefit Proceeds provided by the No-Lapse Value Provision of this rider. The Guaranteed Minimum Death Benefit you select under the provisions of the No-Lapse Enhancement Rider will only affect the Death Benefit Proceeds payable under the terms of this rider if the rider is actively preventing the Policy from lapsing. It will be shown on the Policy Specifications page.
The initial Guaranteed Minimum Death Benefit you select must be between 70% and 100% of the Initial Specified Amount for the Policy. The higher the percentage you select, the higher the ongoing Premium Payments which will be required to maintain a No-Lapse Value and/or Reset Account Value greater than zero. If the Policy Specified Amount is later decreased below the Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit will automatically decrease to equal the Specified Amount as of the same effective date. If the Policy Specified Amount is later increased, the Guaranteed Minimum Death Benefit will not automatically increase.
If the Net Accumulation Value is sufficient to cover the accumulated, if any, and current Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect. Refer to the section headed “Death Benefits” for more information.

If the Net Accumulation Value is insufficient to cover the accumulated, if any, and current Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing. Each provision triggers a different death benefit.
If the No-Lapse Value Provision is actively keeping the Policy from lapsing, the death benefit (the “No-Lapse Provision Death Benefit”) is the Guaranteed Minimum Death Benefit less any Indebtedness and less any Partial Surrenders (i.e., withdrawals) received by the Owner after the date of Insured’s death. This death benefit may be less than the Specified Amount of the Policy.
If the Reset Account Value Provision is actively keeping the Policy from lapsing, the death benefit (the “Reset Account Value Provision Death Benefit”) is the greater of:
1)	(a) the lesser of
(i)	the current Specified Amount and
(ii)	Initial Specified Amount, minus
(b)	Indebtedness, and minus
(c)	any Partial Surrenders (i.e., withdrawals) received by the Owner after the date of death; or
2)	an amount equal to the Reset Account Value multiplied by the applicable percentage shown in the corridor percentages table of the Policy Specifications, less any Indebtedness and less any Partial Surrenders after the date of death.
If the requirements of both of the No-Lapse Value Provision and Reset Account Value Provision are met, the death benefit payable will be the greater death benefit amount triggered by either of the provisions. Refer to the section headed “Death Benefits” for more information.
If this No-Lapse Enhancement Rider prevents the Policy from lapsing, and subsequent Premium Payments are made such that the Accumulation Value is sufficient to cover the Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect. During the period that the rider is preventing the Policy from lapsing, the Monthly Deductions under your Policy, which consist of the monthly Cost of Insurance Charge, the monthly cost of any riders, and the monthly Administrative Fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current Monthly Deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of Premiums you would be required to pay to keep your Policy in force (see section headed “Lapse and Reinstatement”).
The following examples demonstrate for the Policy described below the death benefit under the Policy as well as the death benefits calculated under both the No-Lapse Value Provision and the Reset Account Value Provision of the No-Lapse Enhancement Rider. The column headed “No-Lapse Enhancement Rider Death Benefit” shows the amount of the benefit which would be paid if the rider were preventing lapse. That death benefit is the greater of the amounts provided by the No-Lapse Value Provision and the Reset Account Value Provision.
Subject to state availability (consult your registered representative), the following death benefit example applies to Policies issued on or after February 15, 2010. For all other Policies, see example in Appendix A.
•	Insured: Male Standard Non-tobacco, age 45
•	Specified Amount: $1,000,000
•	Annual Premium Payment: $12,500 paid annually at or before the beginning of each of the first 30 Policy Years
•	No Indebtedness on the Policy
•	Death Benefit Option: 1 (level)
•	Benefit Selection Option: Not Elected

•	Assumed Investment Return: 8% gross (7.26% net)
•	No-Lapse Provision Guaranteed Minimum Death Benefit Percentage = 90% of Initial Specified Amount

End of Year	Age	Accumulation Value	Policy Death Benefit	No-Lapse Provision Death Benefit	Reset Account Value Provision Death Benefit	No-Lapse Enhancement Rider Death Benefit
10	55	117,079	1,000,000	900,000	1,000,000	1,000,000
20	65	347,971	1,000,000	900,000	1,000,000	1,000,000
30	75	812,636	1,000,000	900,000	1,000,000	1,000,000
40	85	1,623,901	1,705,096	900,000	-	900,000
50	95	3,208,733	3,240,820	900,000	-	900,000
The above example shows a Policy that has sufficient Accumulation Value to remain in force. Thus, the No-Lapse Enhancement Rider is not needed to prevent the Policy in the example above from lapsing. In this example, the death benefit option selected by the Owner will determine the amount payable upon the death of the Insured.
The example below uses all of the same assumptions as are used for the example above, except for the Assumed Investment Return set forth below:
•	Assumed Investment Return: 0% gross (-0.74% net)

End of Year	Age	Accumulation Value	Policy Death Benefit	No-Lapse Provision Death Benefit	Reset Account Value Provision Death Benefit	No-Lapse Enhancement Rider Death Benefit
10	55	72,850	1,000,000	900,000	1,000,000	1,000,000
20	65	131,863	1,000,000	900,000	1,000,000	1,000,000
30	75	128,534	1,000,000	900,000	1,000,000	1,000,000
40	85	-	-	900,000	-	900,000
50	95	-	-	900,000	-	900,000
The second example shows a Policy in which the Accumulation Value declines to 0 in between Policy Years 30 and 40. At that point, the No-Lapse Enhancement Rider will keep the Policy from lapsing. The No-Lapse Enhancement Rider Death Benefit is the greater of the No-Lapse Value Provision Death Benefit and the Reset Account Value Death Benefit. Therefore, once the rider begins to prevent lapse, it will provide a Guaranteed Minimum Death Benefit of $900,000 (as elected by the Owner at the time of application for the Policy). In this example, the death benefit provided by the No-Lapse Enhancement Rider is less than the death benefit which would have been payable under the death benefit selected by the Owner had the Accumulation Value been sufficient to keep the Policy in force without the No-Lapse Enhancement Rider.
The No-Lapse Enhancement Rider can provide benefits when your Policy’s Accumulation Value is insufficient to prevent a Policy Lapse, which would otherwise terminate all policy coverage. Rider benefits can prevent a Policy Lapse when the Policy’s Accumulation Value is reduced by deductions for policy charges and fees, poor investment performance, Partial Surrenders of Accumulation Value, Indebtedness for Policy Loans, or any combination of these factors.
Automatic Rebalancing Required. You must maintain Automatic Rebalancing in order to keep this rider in effect. Automatic Rebalancing will be in effect when the Policy is issued. If you discontinue Automatic Rebalancing after the Policy is issued, this rider will terminate. After this rider terminates, the Policy will remain in force only if the Accumulation Value is sufficient to cover the Monthly Deductions. Refer to the section headed “Optional Sub-Account Allocation Programs” for more information about Automatic Rebalancing.
We reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the Policy’s Accumulation Value in order to keep this rider in effect. While we currently do not restrict your allocation rights, your Policy will include a listing of the Sub-Accounts available as of the Policy Date to which allocation may be so restricted. The decision to enforce this restriction will be based on an annual review of the Separate Account investments of all Owners of this product. If we determine that the investments of all Owners are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. Any restriction will apply to all Owners of this product. If such a restriction is put in place in the future, you will be notified in writing and advised if it is necessary to reallocate the Policy’s Accumulation Value or subsequent Premium Payments among Sub-Accounts which are not subject to the restriction and advised of the steps you will need to take, if any, in order to keep the rider in effect. We will not reallocate the Accumulation Value to comply with any such restriction except pursuant to your instructions. You may provide instructions for reallocation in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing. If you choose not to reallocate the Accumulation Value of your Policy to comply with a Sub-Account restriction, this rider will terminate. If this rider is actively preventing the Policy from lapsing and this rider terminates as a result of the Owner's failure to comply with a Sub-Account restriction, then the Policy will lapse.
Duration of No-Lapse Protection. The duration of the no-lapse coverage will be determined monthly by referencing the No-Lapse Account Value and the Reset Account Value. The duration is determined by projecting the first Monthly Anniversary Day on which future deductions for the rider rates and fees would cause both the No-Lapse Value and Reset Account Value to reach zero. Because the duration is recalculated on a monthly basis, higher Premium Payments and credited interest will increase the duration, while Partial Surrenders and adjustments for rider Reference Rates and Fees will reduce the duration. In general, later Premium Payments are credited with less interest over time, resulting in a lower No-Lapse Value and Reset Account Value, and a shorter duration of no-lapse protection.
The duration of lapse protection provided by this rider may be reduced if:
1)	Premiums or other deposits are not received on or before their due date; or
2)	you initiate any policy change that decreases the No-Lapse Value or Reset Account Value under the Policy. These changes include, but are not limited to, Partial Surrenders, Policy Loans, increases in Specified Amount, and changes in death benefit option.
The Company will determine the duration of the lapse protection based on the situation in 1) and 2) above by recalculating the No-Lapse Value and the Reset Account Value. In general, later Premium Payments are credited with less interest over time, resulting in a lower No-Lapse Value and Reset Account Value. A lower No-Lapse Value or Reset Account Value will reduce the duration of lapse protection. The following example shows the impact of delayed Premium Payments on the duration of lapse protection:
Subject to state availability (consult your registered representative), the following Duration of Lapse Protection example applies to Policies issued on or after February 15, 2010. For all other Policies, see example in Appendix A.
Sample Policy
•	Insured: Male Standard Non-tobacco, age 45
•	Specified Amount: $1,000,000
•	Benefit Selection Option: Not elected
•	Planned annual Premium Payment: $8,000
Duration of lapse protection:
1)	if Premiums are received on the planned payment date each year: 479 months; or
2)	if Premiums are received 30 days after the planned payment date each year: 476 months.
The impact of late Premium Payments on the duration of the lapse protection varies by policy. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. Payment of sufficient additional Premiums while this rider remains in force will increase one or both of the values to an amount greater than zero, and the rider will provide lapse protection. You may obtain information about your Policy's current duration of lapse protection and the impact that late Premium Payments may have on that duration by requesting a personalized policy illustration from your registered representative.
Rider Termination. This rider and all rights provided under it will terminate automatically upon the earliest of the following:
1)	the Insured reaches age 121; or
2)	surrender or other termination of the Policy; or
3)	Automatic Rebalancing is discontinued; or
4)	an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.
If the Policy terminates and is reinstated, this rider will likewise be reinstated unless the rider terminated before the Policy terminates.
Benefit Selection Option. When you apply for the Policy, you may elect the Benefit Selection Option.
With this option, you can choose to strike a balance between a potentially greater Accumulation Value and the death benefit protection provided by the No-Lapse Enhancement Rider. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of Specified Amount monthly administrative expense fee (the “Monthly Administrative Expense Fee”) deducted from your Policy and thereby reduce the cost of the death benefit provided by your Policy. Therefore, if you elect to reduce the death benefits provided by this rider by electing a Benefit Selection Option percentage greater than zero, you will reduce the monthly charges deducted from your Policy’s Accumulation Value.
By reducing the monthly charges deducted from your Policy’s Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and invested in the Sub-Accounts, but will receive a reduced death benefit protection provided by the No-Lapse Enhancement Rider.
When you elect this option, you choose to reduce the benefits provided by the No-Lapse Enhancement Rider in exchange for reduced Monthly Administrative Expense Fees. The reduced Policy Monthly Administrative Expense Fee will be displayed in your Policy Specifications. However, when the Benefit Selection Option is elected, your choice of a Benefit Selection Option percentage greater than zero will increase the no-lapse reference per $1,000 of Specified Amount Monthly Administrative Fees, and, therefore, the Premiums which you must pay in order to meet the requirements of the No-Lapse Enhancement Rider will increase. (Refer to the section headed “No-Lapse Enhancement Rider” for discussion of how rider values are calculated.) The higher the percentage you select for the Benefit Selection Option, the larger the increase in the no-lapse reference per $1,000 of Specified Amount Monthly Administrative Fees and the higher the Premiums you must pay in order to meet the requirements of the rider.
Subject to state availability (consult your registered representative), the following example applies to Policies issued on or after February 15, 2010. For all other Policies, see example in Appendix A.
The following example shows two Policies on the same Insured. In the first example, the Benefit Selection Option was not elected; and in the second example the Benefit Selection Option was elected:
Male, 45 Year Old, Standard Non-tobacco
Benefit Selection Option	Monthly Administrative Expense Fee	No-Lapse Monthly Administrative Expense Reference Fee	Result
Election: None	$0.12583 per thousand of Specified Amount (higher)	$0.33167 per thousand of Specified Amount (lower)	This option offers the best No-Lapse Protection available. The price of the protection is reflected in the higher Monthly Administrative Expense Fee.

Male, 45 Year Old, Standard Non-tobacco
Benefit Selection Option	Monthly Administrative Expense Fee	No-Lapse Monthly Administrative Expense Reference Fee	Result
Election: 100%	$0.04000 per thousand of Specified Amount (lower)	$0.34917 per thousand of Specified Amount (higher)	This option offers the least amount of No-Lapse Protection. The Monthly Administrative Expense Fee is reduced in exchange. Therefore, this option allows more money to be invested in the Sub-Accounts or allocated to the Fixed Account. However, the Premiums which you must pay in order to satisfy the no-lapse requirements of the rider will increase.
You elect this option by selecting a percentage from 1 to 100%. This election must be made at policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your Policy is best shown in an illustration. Please ask your registered representative for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.
If elected, the percentage you select under this option will be shown in your Policy Specifications. Once your Policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.
Overloan Protection Rider.   If this rider is issued with your Policy, you meet the requirements as described in the rider (see below) and you choose to take advantage of the benefit it provides, your Policy will not lapse due to insufficient value. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
We will automatically issue this rider with your Policy. The benefit is not available to you if the Policy is a Modified Endowment Contract. While there is no charge for adding this rider to your Policy, if you choose to exercise this benefit, there is a one-time charge shown in the Policy Specifications. (See Policy Charges and Fees and the Periodic Charges Other than Annual Underlying Fund Fees and Operating Expenses table of this prospectus.)
In addition to the conditions mentioned above the following must be met at the time the benefit is exercised:
•	Policy Indebtedness is larger than the Specified Amount;
•	The Policy has been in force for a minimum number of Policy Years (“Minimum Policy Years in Force”) as shown in the Policy Specifications;
•	Any Insured identified in the Policy Specifications has attained the age shown as the “Minimum Attained Age” in the Policy Specifications;
•	A level Death Benefit must be in effect;
•	The Policy’s Accumulation Value less Indebtedness must be enough to cover the charge as shown in the Policy Specifications;
•	The sum of three Monthly Deductions and the election charge must exceed the Surrender Value.
Once you exercise the benefit, the following changes will be made to your Policy:
1. We will no longer allow Premium Payments, Partial Surrenders, or changes to the Specified Amount;
2. All other riders will be terminated;
3. No additional Monthly Deductions will be taken;

4. No additional loans will be allowed;
5. The Separate Account Value (also referred to the “Variable Account Value” in the rider), if any, will be transferred to the Fixed Account. (This transfer will not be subject to any limitations that may otherwise be in effect and will not be assessed a charge. Also, no further transfers will be allowed, and Automatic Rebalancing will end); and
6. The Policy will become paid-up insurance (i.e. no further payments will be required) and the death benefit will be determined as provided by the Policy but will be no less than the greater of the following amounts, less Indebtedness:
(i) Accumulation Value plus $10,000; or
(ii) An amount determined by us equal to the amount required to qualify the Policy as life insurance under the Internal Revenue Code.
You should consult with a qualified tax advisor before exercising this rider, as there may be tax consequences. Also, we will provide you with notice the first time your Policy meets all the conditions and requirements noted above. We strongly recommend that you carefully monitor the performance of your Policy by annually reviewing a projection of the Policy’s benefits and values (an “illustration”) in order to improve your opportunity of meeting the requirements and conditions of the rider.
Premium Reserve Rider:  We will automatically issue this rider with your Policy in states where it is available. The rider allows you to pay Premiums in addition to those you plan to pay for your Policy and to have such amounts accumulate in the same manner as if they had been allocated to your Policy without, as detailed in the rider, being subject to all charges and expenses of your Policy. For example, this rider can be used to fund future Premium Payments if needed while retaining the flexibility to withdraw such funds from the rider without reducing the Policy’s Specified Amount (or being subject to Surrender Charges) in the event the funds are not needed due to favorable investment performance. Premiums allocated to the Premium Reserve Rider do not increase the Policy’s Accumulation Value and, therefore, will not decrease the Net Amount at Risk. Since the Net Amount at Risk will not be reduced, current Cost of Insurance Charges will not be reduced. However, the Policy’s death benefit will be increased by the Premium Reserve Rider Accumulation Value less Indebtedness. The Premium Reserve Rider Accumulation Value is the sum of the (i) values of Sub-Accounts created for the rider which, but for having been created specifically for the rider, are in all other respects identical to the Sub-Accounts (the “Premium Reserve Rider Sub-Accounts”), and (ii) values held in the portion of the Fixed Account created specifically for the rider (the “Premium Reserve Rider Fixed Account”).
A Premium Load of 4% (known as the Premium Reserve Rider Premium Load) will be deducted from each amount allocated to this rider.
Net Premium Reserve Rider Premiums will be allocated to the Premium Reserve Rider Sub-Accounts and/or the Premium Reserve Rider Fixed Account using the same Premium allocation instruction that you have provided to us for allocating Premiums which you direct to your Policy.
Calculations of the values of the Premium Reserve Rider Sub-Accounts and the Premium Reserve Rider Fixed Account apply the same daily Mortality and Expense Risk Charge and the Fixed Account asset charge as would have been deducted if the Premiums had been allocated to your Policy; however, the Monthly Deductions for your Policy, which include charges for the cost of insurance and the Administrative Fee, and charges for riders to your Policy other than this rider will not be reflected.
You may request us to transfer all or part of the Premium Reserve Rider’s Accumulation Value to your Policy at any time. Transfers of the rider’s Accumulation Value to your Policy are subject to a deduction of 3% from each amount transferred (the 3% charge is called the Premium Reserve Rider transfer load) if such transfers are made (either automatically, as discussed below, or at your request) in the first 10 Policy Years.
No other policy charges or fees will be deducted from the amount allocated to the Premium Reserve Rider.
In addition, after Policy Year 10, subject to certain limitations (which relate to meeting the requirement that sufficient value remains to maintain the duration of lapse protection provided under the No-Lapse Enhancement

Rider until the Insured reaches age 121 – see section headed “No-Lapse Enhancement Rider”), you may request transfers from the Policy’s Net Accumulation Value to the Premium Reserve Rider for allocation to the Premium Reserve Rider's Sub-Accounts and Fixed Account. Transfers between the Policy and the rider will not be counted against the number of free transfers permitted by the Policy.
The rider provides for the automatic transfer of the entire Accumulation Value of the rider to the Policy in the event:
1)	the Net Accumulation Value under your Policy is insufficient to maintain your Policy in force and the No-Lapse Enhancement Rider described above is not at the time preventing your Policy from lapsing; and
2)	you do not pay at least the amount set forth in the Lapse Notice and your payment is not received by us before the end of the Grace Period.
If the Premium Reserve Rider Accumulation Value (less the Premium Reserve Rider transfer load of 3% if the transfer is made during the first 10 Policy Years) on the day the Grace Period ends is insufficient to meet the amount then due, your Policy will lapse without value.
If this rider is in force at the time you request a loan on or Partial Surrender of your Policy, any such loan or Partial Surrender will be made first from any Premium Reserve Rider Accumulation Value and when the Premium Reserve Rider Accumulation Value is reduced to zero, then from the Accumulation Value of your Policy. Loan interest will be charged and credited to any Premium Reserve Rider loans on the same basis as the Policy. Please refer to the section headed “Policy Loans” for a more detailed discussion of Policy Loans, including interest charged on Policy Loans.
In the event of the death of the Insured while the rider is in force, any Premium Reserve Rider Accumulation Value less Indebtedness on the date of death will be added to the death benefit if Death Benefit Option 1 is in force and will be added to the Policy’s Accumulation Value less Indebtedness on the date of death if Death Benefit Option 2 is in force. If the death benefit is paid pursuant to the No-Lapse Enhancement Rider, the Premium Reserve Rider Accumulation Value less Indebtedness will be added to the death benefit payable under that rider.
The Premium Reserve Rider will terminate at the earlier of the date your Policy terminates; the date the entire Premium Reserve Rider Accumulation Value is automatically transferred to your Policy to maintain your Policy in force; or your written request to terminate the rider is received. Once terminated, the rider may not be reinstated, and no further Premium Payments may be allocated to it.
Finally, the amount of Premiums you may pay, whether you direct them to your Policy or to your Premium Reserve Rider, are subject to limits which are discussed in the Tax Issues section of the prospectus.
As with your Policy, you bear the risk that the investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Accumulation Value of the rider and, therefore, the amount of rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits.
The Premium Reserve Rider, as discussed above, can help provide additional protection against lapse of your Policy. The Premium Reserve Rider Accumulation Value generated by the additional Premiums you pay to the rider may be transferred to the Policy either through (i) your voluntarily requesting us to transfer available Premium Reserve Rider Accumulation Value to the Policy in the amount needed to prevent lapse (because, for example, you do not have the funds outside of the Policy to make the Premium Payment required to keep the Policy in force), or (ii) the rider’s provision for automatically transferring all available Premium Reserve Rider Accumulation Value to the Policy should those values be needed to prevent lapse of the Policy (because, for example, the payment you do make either is less than the amount requested or is not received by the time set by the terms of the Policy). However, as noted above, if such values are transferred pursuant to the Premium Reserve Rider’s automatic transfer provision, the Premium Reserve Rider will terminate, and the Owner will permanently lose the ability to allocate any future Premium Payments to the rider.
As a hypothetical example of how the Premium Reserve Rider might help prevent lapse of your Policy, assume that you have had your Policy for 11 years and that you have allocated additional Premiums to the rider so that your

Premium Reserve Rider Accumulation Value at the end of Policy Year 11 is $25,000. Further assume that the No-Lapse Enhancement Rider is no longer preventing your Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you have decided that you wish to minimize your current cash outlays. If you do not pay the $15,000 Premium, you will receive a Lapse Notice which will tell you that you need to make a Premium Payment of $15,000 to your Policy. If you wish, you could request (before the end of the Grace Period) that we transfer $15,000 of the Premium Reserve Rider Accumulation Value to the Policy. If you do not so request, we will automatically transfer the entire Premium Reserve Rider Accumulation Value of $25,000 to the Policy (and your Premium Reserve Rider will terminate). In this example, the transfer of $15,000 from your Premium Reserve Rider Accumulation Value to your Policy will avoid lapse of the Policy.
As a further hypothetical example, again assume that you have had your Policy for 11 years but that you have allocated fewer additional Premiums to the rider so that your Premium Reserve Rider Accumulation Value is $10,000. Continuing the assumption that the No-Lapse Enhancement Rider is no longer preventing your Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you wish to minimize your current cash outlays, your Premium Reserve Rider Accumulation Value would provide (either by transfer at your specific request or through automatic transfer) $10,000 towards the Premium due. But in this example, you would have to then pay the balance of the Premium due, that is $5,000, to us from your savings or from another source outside of the Policy to avoid lapse of your Policy.
You should discuss with your registered representative the needs which purchasing the Policy will meet, including the need to provide to Beneficiaries a guaranteed death benefit which does not depend upon growth of the Policy’s Accumulation Value. Policy illustrations, which the registered representative can prepare, will help determine the amount of Premiums which should be allocated to paying the costs of the Policy for the death benefit you need. Once that need for a guaranteed death benefit is met and Premium requirements determined, the Owner then could consider whether to allocate additional funds to the rider.
You should carefully weigh the balance between allocating Premiums to the Policy and Premiums to the rider. Premiums allocated to the Premium Reserve Rider may be withdrawn without reducing the Specified Amount (which might be the case if those Premiums had been allocated to the Policy). In addition, Premiums allocated to the rider initially are charged only with the 4% Premium Reserve Rider Premium Load and will only be charged the 3% Premium Reserve Rider Transfer Load if transfers are voluntarily made during the first 10 Policy Years (or are automatically transferred to help prevent Policy Lapse). And Premiums allocated to the rider become part of the Premium Reserve Rider Accumulation Value and that value (less any Indebtedness) would be paid upon the death of the Insured in addition to the death benefit paid.
However, Premiums allocated to the rider do not increase the Policy’s Accumulation Value and, therefore, would not reduce the Cost of Insurance Charges. An illustration can show the impact that paying a higher level of Premiums would have on the Policy’s cost of insurance: that is as Accumulation Values in the Policy increase (through positive investment results and/or allocating more Premiums to the Policy), the Net Amount at Risk (that is, the difference between the death benefit and the Accumulation Value) will decrease, thereby decreasing the Cost of Insurance Charges. Decreasing policy charges increases the amount of the Policy’s Accumulation Value available for allocation to the Sub-Accounts, and thereby increases the amount available for investment, subject to your tolerance for risk.
Your registered representative can prepare illustrations which would reflect the potential impact that different allocations of Premium between the Policy and the Premium Reserve Rider might have, as well as illustrate the impact rates of return selected by you might have on the Policy’s benefits and the rider’s Accumulation Value.
Waiver of Monthly Deduction Rider.  If desired, you must select this rider when you initially apply for insurance. Monthly Deductions will be waived during periods of covered total disability commencing prior to the Policy Anniversary nearest the Insured’s 65th birthday. Charges for this rider, if elected, are part of the Monthly Deductions.

Continuation of Coverage
If the Insured is still living at age 121, and the Policy is still in force and has not been surrendered, the Policy will remain in force until policy surrender or death of the Insured. There are certain changes that will take place:
1)	we will no longer accept Premium Payments;
2)	we will make no further deductions;
3)	policy values held in the Separate Account will be transferred to the Fixed Account;
4)	we will continue to credit interest to the Fixed Account; and
5)	we will no longer transfer amounts to the Sub-Accounts.
However, loan interest will continue to accrue. Provisions may vary in certain states.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the Insured; or
3)	failure to pay the necessary amount of Premium to keep your Policy in force.
State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges, restrictions, limitations and fees will be allowed in your Policy. You should refer to your Policy for these state specific features. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your Policy for these state-specific features. Please contact the Administrative Office or your registered representative regarding availability.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid any time before the Insured attains age 121, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
The initial Premium must be paid for policy coverage to be effective.
Allocation of Net Premium Payments
Your “Net Premium Payment” is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts and the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time.

The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the “Valuation Period” in which it is received in Good Order at our Administrative Office. Premium Payments received from you or your broker-dealer in Good Order at our Administrative Office prior to the close of the NYSE (normally 4:00 p.m., Eastern time on a business day), will be processed using the accumulation unit value computed on that Valuation Date. Premium Payments received in Good Order after market close will be processed using the accumulation unit value computed on the next Valuation Date. Premium Payments submitted to your registered representative will generally not be processed by us until they are received from your representative’s broker-dealer. Premium Payments placed with your broker-dealer after market close will be processed using the accumulation unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., Eastern time). In such instances, Premium Payments received after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
The Valuation Period is the time between “Valuation Days”. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. We reserve the right to stop sending Premium reminder notices if no Premium Payment has been made within 2 Policy Years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.
You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the Specified Amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the Policy, the Cash Value Accumulation Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Policy Values
Policy value in your variable life insurance policy is also called the Accumulation Value.
The Accumulation Value equals the sum of the Fixed Account Value, Separate Account Value, and Loan Account Value. At any point in time, the Accumulation Value reflects:
1)  Net Premium Payments made;
2)  the amount of any Partial Surrenders;

3)  any increases or decreases as a result of market performance of the Sub-Accounts;
4)  interest credited to the Fixed Account or the Loan Account;
5)  Persistency Bonuses, if any;
6)  all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation. Subject to state availability (consult your registered representative), for Policies issued on or after February 15, 2010, interest is credited daily on the Fixed Account Value at the greater of a rate of 0.00809863% (equivalent to a compounded annual rate of 3%) or a higher rate determined by the Company. There is no Fixed Account Asset Charge. For all other Policies, interest is credited daily on the Fixed Account Value at the greater of a rate of 0.01074598% (equivalent to a compounded annual rate of 4%) or a higher rate determined by the Company. The Fixed Account Asset Charge is deducted daily.
The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. We do not guarantee the Loan Account Value. Subject to state availability (consult your registered representative), for Policies issued on or after February 15, 2010, interest is credited based on the Loan Account Value at an effective annual rate of 3% in all years. For all other Policies, interest is credited based on the Loan Account Value at an effective annual rate of 4% in all years. Interest is allocated to the Policy in accordance with your allocation instructions on file with us at the time the interest is credited.
The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

Persistency Bonus
On each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in Policy Year 21, we will credit a persistency bonus to the Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.15% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day. In the event that you have allocated Premiums Payments to the Premium Reserve Rider, beginning with the first Monthly Anniversary Day in Policy Year 21, a persistency bonus, calculated as described above, will be credited to the Premium Reserve Rider Net Accumulation Value. The persistency bonus is based on reduced costs in later Policy Years that we can pass on to policies that are still in force. Our payment of the persistency bonus will not increase or affect the charges and expenses of your Policy or any riders other than by virtue of increasing the Sub-Account values and Accumulation Value upon which certain charges and expenses of the Policy are based.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The “Death Benefit Proceeds” is the amount payable to the Beneficiary upon the death of the Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges (such as Monthly Deductions), if any, are deducted from the Death Benefit Proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider and the Premium Reserve Rider, may impact the amount payable as Death Benefit Proceeds in your Policy. The Guaranteed Minimum Death Benefit that you select under the provisions of the No-Lapse Enhancement Rider will only affect the Death Benefit Proceeds while the rider’s No-Lapse Provision is actively preventing the Policy from lapsing.  As discussed in more detail in the “Riders” section of this prospectus, the No-Lapse Enhancement Rider may provide a death benefit which differs from that paid under the Policy.  The Premium Reserve Rider Accumulation Value, if any, less any Indebtedness under the Premium Reserve Rider, will be added to the Policy’s Death Benefit Proceeds.  If the Policy’s death benefit is paid pursuant to the terms of the No-Lapse Enhancement Rider, the Premium Reserve Rider Accumulation Value, if any, less any Indebtedness under the Premium Reserve Rider, will be added to the death benefit payable under the terms of that rider.
Death Benefit Proceeds
The Death Benefit Proceeds payable upon the death of the Insured will be the greater of:
1)	the amount determined by the death benefit option in effect on the date of the death of the Insured, less any Indebtedness; or
2)	an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Indebtedness. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)
Death Benefit Options
Two different death benefit options are available. You may choose the death benefit option at the time you apply for your Policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. You may only elect Death Benefit Option 2 at the time you apply for your Policy. (See discussion under heading “Changes to the

Initial Specified Amount and Death Benefit Options” for details as to changes you are permitted to make in your choice of death benefit option after your Policy has been issued.)
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount (a minimum of $100,000) level death benefit on the date of the Insured's death, less any Partial Surrenders and Debt after the date of death.	None; level death benefit.
2	Sum of the Specified Amount plus the Net Accumulation Value as of the date of the Insured’s death, less any Partial Surrenders and Debt after the date of death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the Sub-Accounts or the interest credited to the Fixed Account.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply.
Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the “Net Amount at Risk”. The Net Amount at Risk for your Policy is the difference between the Specified Amount and the Accumulation Value of your Policy. Therefore, for example, if you choose Death Benefit Option 1, and if your Policy Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less than if your Policy Accumulation Value did not increase or declined. (See section headed “Cost of Insurance” for discussion of Cost of Insurance Charges.)
The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force. Policy Indebtedness includes loans under the Policy and Premium Reserve Rider Indebtedness includes loans under the Premium Reserve Rider.
Partial Surrenders may also reduce the death benefit payable under any of the death benefit options (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender will have on the death benefit payable under each option.)
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the “Cost of Insurance Charge” section of this prospectus.) The minimum Specified Amount is currently $100,000.
A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender may have on the Specified Amount.)
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option Change	Impact
2 to 1	The Specified Amount will be increased by the Accumulation Value as of the effective date of change.

You may not change from Death Benefit Option 1 to Death Benefit Option 2. Death Benefit Option 2 may only be elected at the time you apply for your Policy.
If you increase the Specified amount, there will be additional Surrender Charges in the event you request a surrender of the Policy. A Surrender Charge may apply to a decrease in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of Surrender Charges is included in each Policy.
Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount. We may also decline such a request if it would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the death benefit qualification test you elected at the time you applied for the Policy.
Also, because the death benefit qualification tests, as discussed below, require certain ratios between Premium and death benefit and between the Policy’s Accumulation Value and death benefit, we may increase the Policy’s death benefit above the Specified Amount in order to satisfy the test you elected. If the increase in the Policy’s death benefit causes an increase in the Net Amount at Risk, charges for the Cost of Insurance Charge will increase as well.
Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life, provided that any increase in cost is either included in a Premium Payment by you or the Policy’s Accumulation Value is sufficient to cover the increased Monthly Deduction. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Qualification Test
If the Policy was purchased after August 16, 2010, you will have the opportunity to choose between the two death benefit qualification tests defined in Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”), the “Cash Value Accumulation Test” and the “Guideline Premium Test”. If you do not choose a death benefit qualification test at that time, you will be deemed to have chosen the Guideline Premium Test. Once your Policy has been issued and is in force, the death benefit qualification test cannot be changed. For Policies issued prior to August 16, 2010, the Policy will qualify under the Guideline Premium Test.
The Guideline Premium Test calculates the maximum amount of Premium that may be paid to provide the desired amount of insurance for an Insured of a particular age. Because payment of a Premium amount in excess of this amount will disqualify the Policy as life insurance, we will return to you any amount of such excess. The test also applies a prescribed percentage factor, to determine a minimum ratio of death benefit to Accumulation Value. A table of the applicable percentage factors will be included as a part of the Policy Specifications when you receive your Policy.
The Cash Value Accumulation Test requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the “Net Single Premium” required to fund the future benefits under the Policy. (The “Net Single Premium” is calculated in accordance with Section 7702 of the Code and is based on the Insured’s age, risk classification and gender.) At any time the Accumulation Value is greater than the Net Single Premium for the proposed death benefit, the death benefit will be automatically increased by multiplying the Accumulation Value by a percentage that is defined as $1,000 divided by the Net Single Premium. A table of the applicable percentage factors will be included as a part of the Policy Specifications when you receive your Policy.
The tests differ as follows:

(1)	The Guideline Premium Test expressly limits the amount of Premium that you can pay into your Policy while the Cash Value Accumulation Test does not.
(2)	The factors that determine the minimum death benefit relative to the Policy’s Accumulation Value are different and required increases in the minimum death benefit due to growth in Accumulation Value will generally be greater under the Cash Value Accumulation Test.
(3)	If you wish to pay more Premium than is permitted under the Guideline Premium Test, for example to target a funding objective, you should consider the Cash Value Accumulation Test, because it generally permits the payment of higher amounts of Premium. Please note that payment of higher Premiums could also cause your Policy to be deemed a MEC (see Tax Issues, sub-section Policies That Are MEC's in your prospectus).
(4)	If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the Guideline Premium Test will better serve this objective.
(5)	While application of either test may require an increase in death benefit, any increase in the Cost of Insurance Charges that arises as a result of the increase in the Policy's Net Amount at Risk will generally be less under the Guideline Premium Test than under the Cash Value Accumulation Test. This is because the required adjustment to the death benefit under the Guideline Premium Test is lower than that which would result under the Cash Value Accumulation Test.
You should consult with a qualified tax advisor before choosing the death benefits qualification test.
Please ask your registered representative for illustrations which demonstrate the impact of selection of each test on the particular policy, including any riders, which you are considering.
Payment of Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured, the Death Benefit Proceeds will ordinarily be paid within seven days. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined. You may choose from the following payment methods: 1) a lump sum; 2) a settlement option; or 3) a SecureLine® interest-bearing checking account if the proceeds are $50,000 or greater. The default payment method is a lump sum in one single check.
If you elect SecureLine®, an interest-bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine® account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in the recipient’s SecureLine® account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient’s account on the last day of each month. The interest rate will be updated monthly. The minimum interest rate is 1% and we may increase the rate from time to time. The interest rate credited to the recipient’s SecureLine® account may be more or less than the rate earned on funds held in Lincoln’s General Account.
There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period (typically three to five years) from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is:
(i) the Net Accumulation Value (which is your Policy’s Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged, plus
(ii) the Net Accumulation Value, if any, of the Premium Reserve Rider (which is the Premium Reserve Rider Accumulation Value less any Indebtedness), and less any accrued loan interest not yet charged, minus
(iii) any Surrender Charge not covered by the Policy's Accumulation Value (which is not deducted in (i) above).
Policy Indebtedness includes loans under the Policy and Premium Reserve Rider Indebtedness includes loans under the Premium Reserve Rider.
If we receive a surrender or Partial Surrender request in Good Order at our Administrative Office before the close of the NYSE (normally 4 p.m., Eastern time on a business day), we will process the request using the accumulation unit value computed on that Valuation Date.  If we receive a surrender or Partial Surrender request in our Administrative Office after market close, we will process the request using the accumulation unit value computed on the next Valuation Date.  There may be circumstances under which the NYSE may close early (prior to 4 p.m., Eastern time). In such circumstances, surrenders or Partial Surrenders requested after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account and from the Premium Reserve Rider Sub-Accounts and Premium Reserve Rider Fixed Account that have values allocated to them. Any surrender from a Sub-Account or from a Premium Reserve Rider Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
As of January 17, 2012, we no longer offer SecureLine® for surrenders. SecureLine® is an interest-bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine® for Death Benefit Proceeds. Please see “Payment of Death Benefit Proceeds” section in this prospectus for more information about SecureLine®.

Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed “Surrender Charges” for a discussion of Surrender Charges). Your Policy’s Surrender Value equals the Policy’s Accumulation Value less any Indebtedness, less any applicable Surrender Charges. Policy Loans are Indebtedness under your Policy and will reduce the Surrender Value available to you.
Partial Surrenders will reduce the Accumulation Value and may reduce the Specified Amount. The amount of the Partial Surrender will be withdrawn first from the Premium Reserve Rider Sub-Accounts and Fixed Account in proportion to their values, and when such values are reduced to zero then from the Sub-Accounts and Fixed Account in proportion to their values. (See discussion in section headed “Riders—Premium Reserve Rider” for further details.)
The effect of Partial Surrenders on your Policy depends on the death benefit option in effect at the time of the Partial Surrender. If Death Benefit Option 1 has been elected, a Partial Surrender will reduce the Specified Amount as shown in the table below. If Death Benefit Option 2 has been elected, a Partial Surrender will reduce the Accumulation Value, but not the Specified Amount.
Partial Surrenders are deducted when the No-Lapse Value and the Reset Account Value of the No-Lapse Enhancement Rider are calculated. (See discussion in section headed “Riders – No-Lapse Enhancement Rider” for a detailed discussion of how benefits of this rider may be impacted by reductions of these values.)
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Accumulation Value and the Specified Amount will be reduced by the greater of:
a. zero; or
b. an amount equal to the amount of the Partial Surrender minus the result of [(1) minus (2)] divided by (3) where:
(1) is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the Partial Surrender multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications;
(2) is the Specified Amount immediately prior to the Partial Surrender; and
(3) is the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications.
2	Will reduce the Accumulation Value, but not the Specified Amount.
Partial Surrender proceeds will generally be paid within 7 days of our receipt of your request.
POLICY LOANS
You may borrow against the Surrender Value of your Policy and the Premium Reserve Rider, if you have allocated Premiums to the Premium Reserve Rider. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total Indebtedness under the Policy (including Premium Reserve Rider, if any, in Policy Years 1-10) will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Accumulation Value.

The amount of your loan will be withdrawn first from Accumulation Values, if any, of the Premium Reserve Rider Sub-Accounts and Premium Reserve Rider Fixed Account and then from the Policy’s Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account of both the Policy and the Premium Reserve Rider do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the Policy’s death benefit and Accumulation Value whether or not they are repaid. Subject to state availability (consult your registered representative), interest for Policies issued on or after February 15, 2010 on Policy Loans (from both the Premium Reserve Rider and the Policy) accrues at an effective annual rate of 4% in years 1-10 and 3% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy.
For all other Policies, interest on Policy Loans accrues at an effective annual rate of 5% in years 1-10 and 4% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.
The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value.
Subject to state availability (consult your registered representative), for Policies issued on or after February 15, 2010, Lincoln Life credits interest to the Loan Account Value (of both the Premium Reserve Rider and the Policy) at a rate of 3% in all years. For all other Policies, Lincoln Life credits interest at a rate of 4% in all years. The net cost of your Policy Loan is 1% in years 1-10 and 0% thereafter.
 Such interest credited is transferred to the Policy in accordance with your Net Premium Payment allocation instructions on file with us at the time the interest is credited.
Your outstanding loan balance may be repaid at any time during the lifetime of the Insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise. When making a payment to us, we will apply your payment as Premiums and not loan repayments unless you specifically instruct us otherwise.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in the Grace Period provision, unless the provisions of the No-Lapse Enhancement Rider are preventing policy termination. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy’s value exceeds your basis in the Policy.
The amount of a benefit paid under the Accelerated Benefits Riders (see section headed “Riders – Accelerated Benefits Riders”) is a lien against the Policy and is considered as a Policy Loan. Therefore, an amount equal to the Accelerated Benefit paid will be withdrawn first from Accumulation Values, if any, of the Premium Reserve Rider Sub-Accounts and the Premium Reserve Rider Fixed Account and then from policy Sub-Accounts and Fixed Account in proportion to their values. That amount is transferred to the Loan Account. Interest will be credited by the Company as described above. To the extent that the Accelerated Benefit paid does not exceed the Surrender Value, interest will be charged in the same manner as described above. However, to the extent that the Accelerated Benefit exceeds the Surrender Value at the time it is paid, interest charged during each Policy Year is determined annually at least 30 days in advance of the beginning of a Policy Year and will not exceed the higher of (i) the published monthly average of the Moody’s Corporate Bond Yield Average - Monthly Average Corporates (as published by Moody’s Investors Service, Inc. for the calendar month ending 2 months before the beginning of the Policy Year), and (ii) the rate used to compute the Accumulation Value of the Fixed Account plus 1%. Please ask your registered representative for additional details.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.

LAPSE AND REINSTATEMENT
If at any time:
1)	the Net Accumulation Value of the Policy is insufficient to pay the Monthly Deduction, and
2)	the provisions of the No-Lapse Enhancement Rider are not preventing termination of the Policy, then all coverage will terminate. This is referred to as “Policy Lapse”.
The Net Accumulation Value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount stated in the notice is not paid to us within the Grace Period and any Premium Reserve Accumulation Value (less any Premium Reserve Rider transfer load) automatically transferred at the end of the Grace Period is also insufficient to keep the Policy in force, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
No-Lapse Protection
Your Policy includes the No-Lapse Enhancement Rider. This rider provides you with additional protection to prevent a lapse in your Policy. If you meet the requirements of this rider, your Policy will not lapse, even if the Net Accumulation Value under the Policy is insufficient to cover the accumulated, if any, and current Monthly Deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee.
Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges.
Finally, your Policy includes the Premium Reserve Rider (in states where available). To the extent you have allocated Premium Payments to this rider, any rider Accumulation Value may prevent lapse of your Policy. If your Policy’s Net Accumulation Value is insufficient to cover the Monthly Deductions, and the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, we will send a written notice to you which will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy. If the amount in the notice is not paid to us within the Grace Period, we will automatically transfer to your Policy any Premium Reserve Rider Accumulation Value (less any Premium Reserve Rider transfer load) on the day the Grace Period ends. If after such transfer, your Policy’s Net Accumulation Value is sufficient to cover the Monthly Deductions then due, your Policy will not lapse.

Reinstatement of a Lapsed Policy
If your Policy has lapsed and the Insured has not died since lapse, you may reinstate your Policy within five years of the Policy Lapse date, provided:
1)	it has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability is furnished to us and we agree to accept the risk for the Insured;
4)	we receive a payment sufficient to keep your Policy in force for at least two months; and
5)	any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be based on the duration from the original Policy Date as though the Policy never lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of Premium paid depending upon the Insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the Policy to maintain a minimum ratio between the death benefit and the Policy's Accumulation Value, depending on the Insured’s age, gender, and risk classification.  We will only apply this test to the Policy if you have advised us to do so at the time you applied for the Policy.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”

Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any Debt at the time of a total withdrawal, such Debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Additional Taxes Payable on Withdrawals.  A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.
Other Considerations
Insured Lives Past Age 121.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the Insured attains age 121.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.

If at any time you pay a Premium that would exceed the amount allowable to permit the Policy to continue to qualify as life insurance, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or, if the excess Premium exceeds $250, offer you the alternative of instructing us to hold the excess Premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.
The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a Premium that would cause your Policy to become a MEC and you do not consent to MEC status for your Policy, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or offer you the opportunity to apply for an increase in death benefit. If the excess Premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a premium deposit fund and apply it to the Policy on the next, succeeding Policy Anniversary when the Premium no longer causes your Policy to become a MEC in accordance with your Premium allocation instructions on file at the time the Premium is applied.
Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Reportable Policy Sales. Section 6050Y, added to the Code on December 22, 2017, imposes information reporting requirements on the acquirer and issuer in the case of the acquisition, or notice of the acquisition, of an existing life insurance contract in a reportable policy sale. In addition, there is a new reporting requirement on each person who makes a payment of reportable death benefits. A reportable policy sale means the acquisition of an interest in a life insurance contract, directly or indirectly, where the acquirer has no substantial family, business, or financial relationship with the Insured apart from the acquirer’s interest in such life insurance contract. A reportable death benefit means the amount paid by reason of the death of the Insured under a life insurance contract that has been transferred in a reportable policy sale.
The IRS and Treasury issued Final Regulations under section 6050Y in 2019. Under the Regulations, compliance with 6050Y is required for any reportable policy sale that occurred after December 31, 2018, and any reportable death benefits paid after December 31, 2018.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.

LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2020 financial statements of the Separate Account and the December 31, 2020 consolidated financial statements of the Company are located in the SAI.

Appendix A: Funds Available Under the policy
The following is a list of funds currently available under the Policy. More information about the funds is available in the Fund’s prospectus, which may be amended from time to time and found online at www.lfg.com/VULprospectus. You can also request this information at no cost by calling 1-800-487-1485 or by sending an email request to CustServSupportTeam@lfg.com.
The current expenses and performance information below reflects fees and expenses of the fund, but does not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance. Depending on the optional benefits you choose, you may not be able to invest in certain Underlying Funds.
Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Long-term growth of capital.	AB VPS Global Thematic Growth Portfolio - Class A	0.95%[2]	39.41%	17.32%	9.95%
Long-term growth of capital.	AB VPS Growth and Income Portfolio - Class A	0.62%[2]	2.72%	9.72%	11.57%
Long-term growth of capital.	AB VPS International Value Portfolio - Class A This fund is available only to existing Owners as of May 21, 2012. Consult your registered representative.	0.91%[2]	2.47%	2.95%	2.39%
Long-term growth of capital.	AB VPS Small/Mid Cap Value Portfolio - Class A	0.83%	3.37%	8.35%	8.75%
Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.	American Century VP Balanced Fund - Class I	0.86%[2]	12.53%	9.59%	8.87%
Long-term total return using a strategy that seeks to protect against U.S. inflation.	American Century VP Inflation Protection Fund - Class I	0.47%	9.81%	4.91%	3.59%
Long-term growth of capital.	American Funds Global Growth Fund - Class 2	0.81%	30.47%	16.26%	12.86%
Long-term capital growth.	American Funds Global Small Capitalization Fund - Class 2	0.99%	29.72%	14.43%	9.43%
Growth of capital.	American Funds Growth Fund - Class 2	0.61%	52.08%	22.75%	16.85%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Long-term growth of capital and income.	American Funds Growth-Income Fund - Class 2	0.55%	13.55%	13.93%	12.74%
Long-term growth of capital.	American Funds International Fund - Class 2	0.80%	13.97%	10.73%	6.68%
High total investment return.	BlackRock Global Allocation V.I. Fund - Class I	0.76%[2]	21.01%	9.42%	6.86%
Long-term growth of capital.	ClearBridge Variable Mid Cap Portfolio - Class I	0.85%	15.35%	10.60%	11.03%
Long-term capital appreciation.	Delaware VIP® Emerging Markets Series - Standard Class	1.23%[2]	25.08%	15.64%	5.09%
Capital Appreciation.	Delaware VIP® Small Cap Value Series - Standard Class	0.78%	-1.90%	9.04%	8.67%
Capital Appreciation. A fund of funds.	DWS Alternative Asset Allocation VIP Portfolio - Class A	0.80%	5.71%	4.50%	2.66%
Long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio - Service Class	0.71%	30.43%	16.07%	13.40%
To achieve capital appreciation.	Fidelity® VIP Growth Portfolio - Service Class	0.72%	43.75%	21.20%	17.14%
Long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio - Service Class	0.72%	18.04%	10.96%	9.39%
Long-term growth of capital.	Fidelity® VIP Overseas Portfolio - Service Class	0.89%	15.49%	9.15%	6.72%
To maximize income while maintaining prospects for capital appreciation.	Franklin Income VIP Fund - Class 1	0.47%[2]	0.97%	7.22%	6.25%
Capital appreciation; income is a secondary consideration.	Franklin Mutual Shares VIP Fund - Class 1	0.73%	-4.85%	6.15%	7.26%
Long-term capital growth.	Franklin Small-Mid Cap Growth VIP Fund - Class 1	0.85%[2]	55.52%	19.83%	14.33%
Long-term growth of capital.	Invesco V.I. International Growth Fund - Series I Shares	0.92%	14.00%	8.82%	6.72%
Maximize long-term total return.	JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	0.92%[2]	15.69%	9.56%	N/A

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Capital Appreciation.	LVIP Baron Growth Opportunities Fund - Service Class	1.18%[2]	34.08%	18.73%	15.04%
Reasonable income by investing primarily in income-producing equity securities.	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	0.67%[2]	1.12%	7.56%	6.68%
A balance between current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	0.42%[2]	1.98%	N/A	N/A
Total return through a combination of current income and long-term capital appreciation.	LVIP BlackRock Global Real Estate Fund - Standard Class	0.81%[2]	-2.21%	4.66%	5.21%
To maximize real return, consistent with preservation of real capital and prudent investment management.	LVIP BlackRock Inflation Protected Bond Fund - Standard Class	0.49%	5.28%	3.42%	2.63%
A balance between current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	0.39%[2]	3.34%	N/A	N/A
Long-term growth of capital in a manner consistent with the preservation of capital.	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	0.69%[2]	23.82%	12.08%	10.03%
Capital Appreciation.	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	0.74%[2]	27.71%	15.50%	8.41%
Capital Appreciation.	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class (formerly LVIP ClearBridge QS Select Large Cap Managed Volatility Fund)	0.69%[2]	14.86%	11.95%	N/A
Maximum current income (yield) consistent with a prudent investment strategy.	LVIP Delaware Bond Fund - Standard Class	0.37%	9.87%	4.99%	4.29%
Total return.	LVIP Delaware Diversified Floating Rate Fund - Standard Class	0.63%[2]	1.36%	2.19%	1.55%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Maximum long-term total return consistent with reasonable risk.	LVIP Delaware Diversified Income Fund - Standard Class (formerly Delaware VIP® Diversified Income Series)	0.54%[2]	11.04%	5.51%	4.37%
Total return and, as a secondary objective, high current income.	LVIP Delaware High Yield Fund - Standard Class (formerly Delaware VIP® High Yield Series)	0.74%[2]	7.24%	7.73%	5.94%
Maximum total return, consistent with reasonable risk.	LVIP Delaware Limited-Term Diversified Income Fund - Standard Class (formerly Delaware VIP® Limited-Term Diversified Series)	0.53%[2]	4.31%	2.79%	2.10%
To maximize long-term capital appreciation.	LVIP Delaware Mid Cap Value Fund - Standard Class	0.44%	0.51%	9.64%	9.56%
Maximum long-term total return, with capital appreciation as a secondary objective.	LVIP Delaware REIT Fund - Standard Class (formerly Delaware VIP® REIT Series)	0.83%[2]	-10.41%	2.53%	7.27%
Long-term capital appreciation.	LVIP Delaware SMID Cap Core Fund - Standard Class (formerly Delaware VIP® Smid Cap Core Series)	0.80%[2]	11.08%	10.21%	11.83%
To maximize long-term capital appreciation.	LVIP Delaware Social Awareness Fund - Standard Class	0.45%	19.69%	14.08%	13.28%
Long-term capital appreciation.	LVIP Delaware U.S. Growth Fund - Standard Class (formerly Delaware VIP® U.S. Growth Series)	0.73%	44.13%	16.70%	15.80%
Long-term capital appreciation.	LVIP Delaware Value Fund - Standard Class (formerly Delaware VIP® Value Series)	0.69%[2]	0.41%	8.86%	11.30%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
To provide a responsible level of income and the potential for capital appreciation.	LVIP Delaware Wealth Builder Fund - Standard Class This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.	0.72%[2]	5.62%	6.59%	6.58%
Long-term capital appreciation.	LVIP Dimensional International Core Equity Fund - Standard Class	0.62%[2]	6.86%	7.22%	N/A
Long-term capital appreciation. A fund of funds.	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	0.77%[2]	-6.42%	3.37%	N/A
Long-term capital appreciation.	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	0.40%[2]	16.40%	14.19%	12.85%
Long-term capital appreciation.	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	0.49%[2]	15.34%	13.15%	N/A
Long-term capital appreciation. A fund of funds.	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	0.61%[2]	15.30%	10.98%	N/A
Long-term capital growth.	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	0.74%[2]	12.66%	7.50%	6.19%
A high level of current income with some consideration given to growth of capital. A fund of funds.	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	0.74%[2]	7.07%	6.43%	5.86%
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP Global Growth Allocation Managed Risk Fund - Standard Class	0.71%[2]	5.86%	6.83%	5.56%
Current income consistent with the preservation of capital.	LVIP Global Income Fund - Standard Class	0.70%[2]	6.78%	4.16%	2.62%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	0.71%[2]	6.10%	6.60%	5.56%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
Current income while (i)maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).	LVIP Government Money Market Fund - Standard Class	0.42%	0.28%	0.78%	0.40%
Capital Appreciation.	LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	0.58%[2]	7.32%	7.92%	N/A
A high level of current income; capital appreciation is the secondary objective.	LVIP JPMorgan High Yield Fund - Standard Class	0.68%[2]	5.56%	6.98%	5.71%
Long-term capital appreciation.	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	0.79%[2]	1.95%	5.67%	6.19%
Long-term capital appreciation.	LVIP MFS International Growth Fund - Standard Class	0.79%[2]	14.54%	12.44%	7.77%
Capital Appreciation.	LVIP MFS Value Fund - Standard Class	0.67%	3.66%	10.20%	10.93%
Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.	LVIP Mondrian International Value Fund - Standard Class	0.78%	-4.97%	4.65%	4.18%
Long-term growth of capital. A fund of funds.	LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	0.79%[2]	15.47%	10.15%	N/A
To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.	LVIP SSGA Bond Index Fund - Standard Class	0.34%[2]	7.49%	4.12%	3.50%
A high level of current income, with some consideration given to growth of capital. A fund of funds.	LVIP SSGA Conservative Index Allocation Fund - Standard Class	0.51%[2]	12.18%	7.46%	5.92%
A high level of current income, with some consideration given to growth of capital. A fund of funds.	LVIP SSGA Conservative Structured Allocation Fund - Standard Class	0.57%	9.68%	6.77%	5.54%
To maximize long-term capital appreciation.	LVIP SSGA Developed International 150 Fund - Standard Class	0.40%[2]	-4.10%	4.93%	3.97%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
To maximize long-term capital appreciation.	LVIP SSGA Emerging Markets 100 Fund - Standard Class	0.44%[2]	2.65%	6.73%	0.33%
Long-term growth of capital. A fund of funds.	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	0.59%[2]	7.02%	6.64%	5.07%
To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.	LVIP SSGA International Index Fund - Standard Class	0.37%[2]	7.85%	7.34%	5.20%
Capital Appreciation. A fund of funds.	LVIP SSGA International Managed Volatility Fund - Standard Class	0.61%[2]	-0.97%	4.35%	N/A
To maximize long-term capital appreciation.	LVIP SSGA Large Cap 100 Fund - Standard Class	0.36%[2]	2.98%	10.96%	11.31%
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderate Index Allocation Fund - Standard Class	0.51%	13.83%	9.04%	7.11%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderate Structured Allocation Fund - Standard Class	0.54%	9.86%	8.02%	6.57%
A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	0.51%	14.28%	9.73%	7.42%
A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	0.56%	9.28%	8.38%	6.71%
To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.	LVIP SSGA S&P 500 Index Fund - Standard Class	0.23%	18.03%	14.94%	13.60%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.	LVIP SSGA Small-Cap Index Fund - Standard Class	0.38%[2]	19.20%	12.73%	10.72%
To maximize long-term capital appreciation.	LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	0.40%[2]	5.98%	8.74%	8.26%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2010 Fund - Standard Class This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.	0.69%[2]	12.29%	7.34%	5.81%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2020 Fund - Standard Class This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.	0.67%[2]	13.27%	8.28%	6.25%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2030 Fund - Standard Class This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.	0.70%[2]	15.25%	8.89%	6.60%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2040 Fund - Standard Class This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.	0.72%[2]	16.62%	9.53%	6.86%
Long-term capital growth.	LVIP T. Rowe Price Growth Stock Fund - Standard Class	0.67%[2]	36.47%	19.11%	16.66%
To maximize capital appreciation.	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	0.73%[2]	31.69%	18.67%	14.99%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year
High level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	0.77%[2]	8.50%	7.78%	N/A
Total return consistent with the preservation of capital. A fund of funds.	LVIP Vanguard Bond Allocation Fund - Standard Class (formerly LVIP Dimensional/Vanguard Total Bond Fund)	0.38%	5.68%	3.58%	N/A
Long-term capital appreciation. A fund of funds.	LVIP Vanguard Domestic Equity ETF Fund - Standard Class	0.32%[2]	19.82%	14.87%	N/A
Long-term capital appreciation. A fund of funds.	LVIP Vanguard International Equity ETF Fund - Standard Class	0.35%[2]	10.89%	8.99%	N/A
Capital growth.	LVIP Wellington Capital Growth Fund - Standard Class	0.71%[2]	43.03%	22.76%	17.47%
Long-term capital appreciation.	LVIP Wellington SMID Cap Value Fund - Standard Class (formerly LVIP Wellington Mid- Cap Value Fund)	0.83%[2]	1.77%	7.82%	8.90%
Capital Appreciation.	MFS® VIT Growth Series - Initial Class	0.73%	31.86%	20.28%	16.80%
Total return.	MFS® VIT Total Return Series - Initial Class	0.61%[2]	9.81%	8.86%	8.34%
Total return.	MFS® VIT Utilities Series - Initial Class	0.79%	5.90%	11.37%	9.20%
Maximum real return, consistent with prudent investment management.	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	1.24%[2]	1.35%	2.67%	-5.39%
High current income consistent with preservation of capital; capital appreciation is a secondary objective.	Templeton Global Bond VIP Fund - Class 1	0.49%[2]	-5.07%	0.91%	1.81%
Income and capital appreciation. A fund of funds.	TOPS® Balanced ETF Portfolio – Class 2 Shares	0.55%	8.40%	7.26%	N/A
Capital Appreciation. A fund of funds.	TOPS® Moderate Growth ETF Portfolio – Class 2 Shares	0.54%	10.60%	9.08%	N/A

[1]	The name of the adviser or sub-adviser is not listed if the name is incorporated into the name of the Underlying Fund or the fund company.
[2]	This fund is subject to an expense reimbursement or a fee waiver arrangement. As a result, this funds annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.
[3]	Investments in Delaware VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
[4]	The Index to which this fund is managed is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.

Appendix B
Subject to state availability (consult your registered representative), the following applies to all Policies issued before February 15, 2010.
Charges and Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	When you pay a Premium	As a percentage of the Premium Payment paid:
• 7% in Policy Years 1-20
• 4% in Policy Years 21 and beyond
Premium Tax	When you pay a Premium	Up to 3% charge included in the Sales Charges included in the Premium (Load)[1]
Maximum Deferred Sales Charge (Load)*	When you take a Full Surrender or reduce the Specified Amount[2,3]	• Maximum Charge: $60.00 per $1,000 of Specified Amount • Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco, in year one): $30.27 per $1,000 of Specified Amount
Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25 for each additional transfer
*	Charge varies based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	The Maximum Sales Charge Imposed on Premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0% to 5%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.
[2]	During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)
[3]	For up to 15 years from the Policy Date and up to 15 years from the effective date of each increase in Specified Amount, a Surrender Charge will be deducted at the time you effect a Full Surrender of your Policy. For up to 10 years from the Policy Date or up to 10 years from the effective date of each increase in Specified Amount, a Surrender Charge may be deducted at the time you effect a Reduction in Specified Amount.

Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Charge	When Charge is Deducted	Amount Deducted
Base Contract Charges
Cost of Insurance*	Monthly	As a dollar amount per $1,000 of Net Amount at Risk[1]:
• Maximum: $83.33 per $1,000
• Minimum: $0.00 per $1,000
• Charge for a Representative Insured (male, age 45, standard non-tobacco, in year one): $0.19 per $1,000
Mortality and Expense Risk Charge (“M&E”)	At end of each Valuation Period	Maximum of 0.60%, effective annual rate, as a percentage of Separate Account value, calculated daily[2]
Administrative Fee*	Monthly	$10, plus an additional amount up to a maximum of $2.56 per $1,000 of Initial Specified Amount or increase in Specified Amount
Policy Loan Interest	Annually	5%, as an annualized percentage of amount held in the Loan Account[3]
Interest on Accelerated Benefit Lien	Annually	5%, as an annualized percentage of Accelerated Benefit up to Surrender Value, plus additional amount of variable interest as a percentage of Accelerated Benefit exceeding Surrender Value[4]
Overloan Protection Rider	Upon use of the benefit	One-time charge of up to a maximum of 5%, as a percentage of current Accumulation Value
Optional Benefit Charges
Basic Accelerated Benefits Riders[5]	Upon any payment of the rider’s benefit	$250, deducted from the benefit payment
Enhanced Surrender Value Rider	Monthly (in Policy Years 2-5 only)	$0.05 per $1,000 of Initial Specified Amount
Premium Reserve Rider		As a percentage of the Premium Payment allocated to this rider:
	When you allocate a Premium Payment to this rider	• 4%[6]
	When Rider Accumulation Value is transferred to the Policy during Policy Years 1 – 10[6]	• 3%

Charge	When Charge is Deducted	Amount Deducted
Waiver of Monthly Deduction Rider[7]	Monthly	Rate factor as a percentage of all other covered monthly charges:
• Maximum: 12%
• Minimum: 2%
• Maximum Charge for a Representative Insured (male, age 45, standard non-tobacco): 3.5%
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[2]	Guaranteed at an effective annual rate of 0.60% in Policy Years 1-10 and 0.20% in Policy Years 11 and beyond.
[3]	Effective annual interest rate of 5% in years 1-10 and 3% in years 11 and beyond. Although deducted annually, interest accrues daily. As described in the section headed “Policy Loans”, when you request a Policy Loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company’s General Account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 4%.
[4]	Under the Accelerated Benefits Riders, payments of benefits are considered as liens, which as described more fully in the section headed “Policy Loans”, are charged interest as shown in the table above. Variable interest shall be at a rate not to exceed higher of (i) published monthly average of Moody's Corporate Bond Yield Average - Monthly Average Corporates (determined 30 days in advance of beginning of Policy Year) and (ii) the rate used to compute the Accumulation Value of the Fixed Account plus 1%. Although deducted annually, interest accrues daily. As described in the section headed “Policy Loans”, when you request an Accelerated Benefit, amounts equal to the amount of the Accelerated Benefit you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company’s General Account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 4%.
[5]	There are two versions of this rider; see Riders section for detailed discussion of the terms of each rider, and note that the payment of a benefit under either version of the rider is considered a loan against the Policy.
[6]	Allocations of Premium Payments to the rider are at your discretion. Allocations of Premium Payments to the rider are subject to the charge shown in Table II and are not subject to the “Maximum Sales Charge Imposed on Premiums” shown in Table I. This charge is called the Premium Reserve Rider Premium Load. Rider Accumulation Value allocated to the Separate Account is subject to the Mortality and Expense Risk Charge (which does not exceed 0.60% for Policy Years 1-10 and 0.20% for Policy Years 11 and beyond) and rider Accumulation Value allocated to the Fixed Account is subject to the Fixed Account Asset Charge which does not exceed 0.50% for all Policy Years).
Transfers of Accumulation Value from the rider to the Policy are not subject to the “Maximum Sales Charge Imposed on Premiums” shown in Table I, but are subject to a charge of 3% of the Accumulation Value transferred if such transfers are made during the first 10 Policy Years. In addition, if you request a loan from the Accumulation Value of this rider, interest is charged at the same rate as for Policy Loans. See Premium Reserve Rider section for further discussion.
[7]	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from
Enhanced Surrender Value Rider Example
The following example demonstrates hypothetical Accumulation Values and Surrender Values with and without the Enhanced Surrender Value Rider during the first five Policy Years of the Policy described below:

Sample Policy
•	Insured: Male Standard Non-tobacco, age 55
•	Specified Amount: $1,000,000
•	Benefit Selection Option: Not Elected
•	Planned annual Premium Payment: $60,000
•	No Indebtedness

End of Year	Accumulation Value Without ESV Rider	Surrender Value Without ESV Rider	Accumulation Value With ESV Rider	Surrender Value With ESV Rider
1	$50,329	$13,659	$50,329	$50,329
2	$104,322	$69,012	$103,696	$103,696
3	$162,331	$128,421	$161,029	$161,029
4	$224,665	$192,205	$222,631	$222,631
5	$291,734	$260,774	$288,910	$288,910
No-Lapse Enhancement Rider:
Death Benefit Example
The following examples demonstrate for the Policy described below the death benefit under the Policy as well as the death benefits calculated under both the No-Lapse Value Provision and the Reset Account Value Provision of the No-Lapse Enhancement Rider. The column headed “No-Lapse Enhancement Rider Death Benefit” shows the amount of the benefit which would be paid if the rider were preventing lapse. That death benefit is the greater of the amounts provided by the No-Lapse Value Provision and the Reset Account Value Provision.
•	Insured: Male Standard Non-tobacco, age 55
•	Specified Amount: $1,000,000
•	Annual Premium Payment: $18,500 paid annually at or before the beginning of each of the first 30 Policy Years
•	No Indebtedness on the Policy
•	Death Benefit Option: 1 (level)
•	Benefit Selection Option: Not Elected
•	Assumed Investment Return: 8% gross (7.26% net)
•	No-Lapse Provision Guaranteed Minimum Death Benefit Percentage = 90% of Initial Specified Amount

End of Year	Age	Accumulation Value	Policy Death Benefit	No-Lapse Provision Death Benefit	Reset Account Value Provision Death Benefit	No-Lapse Enhancement Rider Death Benefit
10	65	96,229	1,000,000	900,000	1,000,000	1,000,000
20	75	294,510	1,000,000	900,000	1,000,000	1,000,000
30	85	584,424	1,000,000	900,000	-	900,000
40	95	745,856	1,000,000	900,000	-	900,000
50	105	1,114,200	1,114,200	900,000	-	900,000

The above example shows a Policy that has sufficient Accumulation Value to remain in force. Thus, the No-Lapse Enhancement Rider is not needed to prevent the Policy in the example above from lapsing. In this example, the death benefit option selected by the Owner will determine the amount payable upon the death of the Insured.
The example below uses all of the same assumptions as are used for the example above, except for the Assumed Investment Return set forth below:
•	Assumed Investment Return: 0% gross (-0.74% net)

End of Year	Age	Accumulation Value	Policy Death Benefit	No-Lapse Provision Death Benefit	Reset Account Value Provision Death Benefit	No-Lapse Enhancement Rider Death Benefit
10	65	55,201	1,000,000	900,000	1,000,000	1,000,000
20	75	92,217	1,000,000	900,000	1,000,000	1,000,000
25	80	48,650	1,000,000	900,000	1,000,000	1,000,000
30	85	-	-	900,000	-	900,000
40	95	-	-	900,000	-	900,000
50	105	-	-	900,000	-	900,000
The second example shows a Policy in which the Accumulation Value declines to 0 in between Policy Years 25 and 30. At that point, the No-Lapse Enhancement Rider will keep the Policy from lapsing. The No-Lapse Enhancement Rider Death Benefit is the greater of the No-Lapse Value Provision Death Benefit and the Reset Account Value Death Benefit. Therefore, once the rider begins to prevent lapse, it will provide a Guaranteed Minimum Death Benefit of $900,000 (as elected by the Owner at the time of application for the Policy). In this example, the death benefit provided by the No-Lapse Enhancement Rider is less than the death benefit which would have been payable under the death benefit selected by the Owner had the Accumulation Value been sufficient to keep the Policy in force without the No-Lapse Enhancement Rider.
Duration of Lapse Protection Example
Sample Policy
•	Insured: Male Standard Non-tobacco, age 55
•	Specified amount: $1,000,000
•	Benefit Selection Option: Not elected
•	Planned annual Premium Payment: $13,000
Duration of lapse protection:
1)	if Premiums are received on the planned payment date each year: 326 months; or
2)	if Premiums are received 30 days after the planned payment date each year: 322 months.
Benefit Selection Option Example
The following example shows two Policies on the same Insured. In the first example, the Benefit Selection Option was not elected; and in the second example the Benefit Selection Option was elected:

Male, 55 Year Old, Standard Non-tobacco
Benefit Selection Option	Monthly Administrative Expense Fee	No-Lapse Monthly Administrative Expense Reference Fee	Result
Election: None	$0.5133 per thousand of Specified Amount (higher)	$0.1333 per thousand of Specified Amount (lower)	This option offers the best No-Lapse protection available. The price of the protection is reflected in the higher Monthly Administrative Expense Fee.
Election: 100%	$0.0683 per thousand of Specified Amount (lower)	$0.2333 per thousand of Specified Amount (higher)	This option offers the least amount of No-Lapse protection. The Monthly Administrative Expense Fee is reduced in exchange. Therefore, this option allows more money to be invested in the Sub-Accounts or allocated to the Fixed Account. However, the Premiums which you must pay in order to satisfy the No-Lapse requirements of the rider will increase.

Additional Information.
More information about the policy and the Lincoln Life Flexible Premium Variable Life Account M (the separate account) is in the current Statement of Additional Information (SAI) for the Lincoln VULONE2007 Flexible Premium Variable Insurance Contract, dated May 1, 2021, as amended or supplemented from time to time. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, or to request other information about the policy, or to make inquiries about the policy, call toll-free 1-800-487-1485, or write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348. You can also find the SAI and other information about the contract online at www.lfg.com/VULprospectus or by sending an email request to CustServSupportTeam@lfg.com.
Reports and other information about the separate account are also available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC File Nos. 333-139960; 811-08557
EDGAR Contract Identifier C000046773

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2021
Relating to Prospectus Dated May 1, 2021 for
Lincoln VULONE2007 product
Lincoln Life Flexible Premium Variable Life Account M, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
or by telephoning (800) 487-1485, and requesting a copy of the Lincoln VULONE2007 product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
On December 2, 1997, the Lincoln Life Flexible Premium Variable Life Account M (“Separate Account”) was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The Separate Account is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the Separate Account are, in accordance with the applicable variable life policies, credited to or charged against the Separate Account. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the policies and the obligations set forth in the Policy, other than those of the Owner, are ours. The Separate Account satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the Separate Account. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the Separate Account.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
2

Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $183,467,748 in 2020, $201,947,231 in 2019 and $212,069,092 in 2018 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies. The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and generally 5% of all other Premiums paid.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Standard & Poor’s and Fitch. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor
3

affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.lfg.com/public/aboutus/investorrelations/financialinformation/ratings.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise the Lincoln Life Flexible Premium Variable Life Account M, as of
4

December 31, 2020, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2020 and 2019 and for each of the three years in the period ended December 31, 2020 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Checkbook Service for Disbursements
We offer a service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary’s name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.
POLICY INFORMATION
Corporate and Group Purchasers and Case Exceptions
This Policy may be available for purchase by corporations and other groups or sponsoring organizations on a multiple-life case basis. We reserve the right to reduce Premium Loads or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including but not limited to, the total Premiums expected to be paid, total assets under management for the Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the individual Policies and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification by us on a uniform case basis. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Owners invested in the Separate Account.
Assignment
While the Insured is living, you may assign your rights in the Policy. The assignment must be in writing, signed by you and received at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.
Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
5

Transfer of Ownership
As long as the Insured is living, you may transfer all of your rights in the Policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of Ownership prior to its effective date. The transfer of Ownership, or revocation of transfer, will not take effect until recorded by us. Once we have recorded the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.
On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the Policy. Unless you direct us otherwise, with the consent of any assignee recorded with us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.
Beneficiary
The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while the Insured is living, except when we have received an agreement not to change the Beneficiary or you have assigned that right. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has specifically requested not to reserve the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will not be effective until recorded by us. Once we have recorded the change of Beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date recorded. Any payment made or any action taken or allowed by us before we record the change of Beneficiary will be without prejudice to us.
If any Beneficiary dies before the Insured, the Beneficiary's potential interest shall pass to any surviving Beneficiaries in the appropriate Beneficiary class, unless otherwise specified to the Company. If no named Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Right to Convert Contract
You may at any time transfer 100% of the Policy's Accumulation Value to the Fixed Account and choose to have all future Premium Payments allocated to the Fixed Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the gender, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the Fixed Account.
Change of Plan
Your Policy may be exchanged for another Policy issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.
The Company may not make an offer to you to exchange your Policy without obtaining required regulatory approvals.
Settlement Options
Proceeds will be paid in a lump sum unless you choose a settlement option we make available.
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Deferment of Payments
Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
Misstatement of Age or Gender
If the age or gender of the Insured has been misstated, benefits will be those which would have been purchased at the correct age and gender.
Suicide
If the Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the Insured dies by suicide, while sane or insane, within two years from the date any increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, and
•	a policy level mortality and expense charge applied on a daily equivalent basis, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the
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investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the unit value at the beginning of the period; then
c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
n = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2020 financial statements of the Separate Account and the December 31, 2020 consolidated financial statements of the Company are incorporated into this SAI by reference to the Separate Account’s most recent Form N-VPFS (“Form N-VPFS”) filed with the SEC.
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PART C - OTHER INFORMATION
Item 30. EXHIBITS
(a)	Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account incorporated by reference to Registrant's Registration Statement on Form S-6 (File No. 333-42479) filed on December 17, 1997.
(b)	Not applicable.
(c)	(1)	Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.
(a)	Amendment Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.
(b)	Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(c)	Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(d)	Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(e)	Form of Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.
(d)	(1)	Policy LN696—incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.
(2)	Accelerated Benefits Rider—Policy Form ABR 5645 incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.
(3)	Accelerated Benefits Rider—Policy Form ABR 5650 incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.
(4)	Change of Insured Rider—Policy Form LR496 incorporated by reference to Post-Effective Amendment No. 3 on Form S-6 (File No. 333-82663) filed on April 12, 2001.
(5)	Enhanced Surrender Value Rider—Policy Form LR541—incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.
(6)	No-Lapse Enhancement Rider—Policy Form LR696—incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.
(7)	Overloan Protection Rider—Policy Form LR540 incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-118478) filed on April 6, 2006.
(8)	Premium Reserve Rider—Policy Form LR543—incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.
(9)	Waiver of Monthly Deduction Benefit Rider—Policy Form LR436 incorporated by reference to Registrant's Registration Statement on Form S-6 (File No. 333-42479) filed on December 17, 1997.
(10)	Waiver of Monthly Deduction Benefit Rider—Policy Form LR437 incorporated by reference to Registrant's Registration Statement on Form S-6 (File No. 333-42479) filed on December 17, 1997.
(e)	(1)	Application—Form LFF06399 incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.
(f)	(1)	Articles of Incorporation of The National Lincoln Life Insurance Company incorporated by reference to Registration Statement on Form N-4 (File No. 333-04999) filed on September 25, 1996.
(2)	Bylaws of The National Lincoln Life Insurance Company incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(g)	Reinsurance Contracts incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.

(h)	Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:
(1)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(2)	AllianceBernstein Variable Products Series Fund, Inc. incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(3)	American Century Variable Portfolios, Inc. and American Century Variable Portfolios II, Inc. incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(4)	American Funds Insurance Series incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(a)	Amendment No. 15 incorporated by reference to Post-Effective Amendment No. 38 on Form N-6 (File No. 333-125790) filed on April 8, 2020.
(5)	BlackRock Variable Series Funds, Inc. incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(a)	Amendment dated August 31, 2018 incorporated by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(6)	Delaware VIP Trust incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(7)	Deutsche DWS Variable Series II incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(8)	Fidelity Variable Insurance Products incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(9)	Franklin Templeton Variable Insurance Products Trust incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(10)	JPMorgan Insurance Trust incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(11)	Legg Mason Partners Variable Equity Trust incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(a)	third amendment incorporated herein by reference to Post-Effective Amendment No. 13 filed on Form N-4 (File No. 333-212680) filed on February 11, 2021.
(12)	Lincoln Variable Insurance Products Trust incorporated by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(13)	MFS Variable Insurance Trust incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(a)	Amendment dated August 1, 2016 incorporated by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(14)	Northern Lights Variable Trust incorporated by reference to Registration Statement on Form N-6 (File No. 333-232013) filed on June 7, 2019.
(a)	Amendment No. 1 incorporated by reference to Post-Effective Amendment No. 38 on Form N-6 (File No. 333-125790) filed on April 8, 2020.
(b)	Amendment No. 2 incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-248990) filed on February 11, 2021.
(15)	PIMCO Variable Insurance Trust incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(i)	Accounting and Financial Administration Services Agreement dated January 1, 2019 among State Street Bank and Trust Company, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(j)	Not applicable.
(k)	Opinion and Consent of Jassmin McIver-Jones, Esquire (Filed Herein)

(l)	Not Applicable.
(m)	Not Applicable.
(n)	(1) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm (Filed Herein)
(2) Power of Attorney – Principal Officers and Directors of The Lincoln National Life Insurance Company (Filed Herein)
(o)	Not applicable.
(p)	Not applicable.
(q)	Compliance Procedures incorporated by reference to Post-Effective Amendment No. 39 on Form N-6 (File No. 333-125790) filed on April 8, 2021.
(r)	Not applicable.
Item 31. Directors and Officers of the Depositor
Name	Positions and Offices with Depositor
Dennis R. Glass**	President, Director and Chairman
Ellen G. Cooper**	Executive Vice President, Chief Investment Officer and Director
Randal Freitag**	Executive Vice President, Chief Financial Officer and Director
Craig T. Beazer**	Executive Vice President, General Counsel and Director
Christopher A. Giovanni**	Senior Vice President and Treasurer
Stephen B. Harris**	Senior Vice President and Chief Ethics and Compliance Officer
Keith J. Ryan*	Vice President and Director
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*	Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506
**	Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087
***	Principal business address is 350 Church Street, Hartford, CT 06103
Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Lincoln National Corporation Organizational Chart (Incorporated by reference to Post-Effective Amendment No. 63 on Form N-4 (File No. 033-26032) filed on September 6, 2019.)
Item 33. Indemnification
(a)	Brief description of indemnification provisions:
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriter
(a)	Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Variable Annuity Account JF-II; Lincoln Life Variable Annuity Account JL-A; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.
(b)	Following are the Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Claire H. Hanna*	Secretary
Andrew J. Bucklee*	Senior Vice President and Director
Christopher A. Giovanni*	Senior Vice President, Treasurer
Thomas O'Neill*	Senior Vice President and Chief Operating Officer
John C. Kennedy*	Senior Vice President and Director
Christopher P. Potochar*	Senior Vice President and Director
*	Principal Business address is 150 N. Radnor Chester Road, Radnor, PA 19087
(c)	N/A
Item 35. Location of Accounts and Records
This information is provided in the Registrant’s most recent report on Form N-CEN.
Item 36. Management Services
Not Applicable.
Item 38. Fee Representation
Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account M, has duly caused this Post-Effective Amendment No. 22 to the Registration Statement on Form N-6 (File No. 333-139960; 811-08557; CIK: 0001048607) to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 11th day of March, 2021 at 9:00 am.  Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

Lincoln Life Flexible Premium Variable Life Account M
(Registrant)

By
Joshua Durand
Vice President
The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company
(Depositor)

By
Joshua Durand
Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 22 to the  Registration Statement on Form N-6 (File No. 333-139960; 811-08557; CIK: 0001048607) has been signed below on March 11, 2021 at 11:35 am, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

Signature	Title

/s/ Dennis R. Glass *	President and Director
Dennis R. Glass

/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer
Ellen G. Cooper

/s/ Randal J. Freitag *	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

No longer with the Company	Executive Vice President and Director
Wilford H. Fuller

/s/ Keith J. Ryan *	Vice President and Director
Keith J. Ryan

* By
Jassmin McIver-Jones
Attorney-in-Fact, pursuant to a Power-of-Attorney filed with this Registration Statement